File No. 33-61679

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 17  ☒

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 30    ☒

(Check appropriate box or boxes.)

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code (860) 562-1000

Name and Address of Agent for Service

Stephen L. Kuhn

Senior Vice President and Secretary

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Experts; Distribution; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

C.M. Multi-Account A

Panorama Premier Variable Annuity

This prospectus describes the Panorama Premier contract offered by C.M. Life Insurance Company. This contract is an individual deferred variable annuity. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include three fixed account options as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

Effective April 28, 2006, we implemented a fund substitution. See “Appendix B – April 28, 2006 Fund Substitution”.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Global Health Care Fund (Series I Shares)
•	AIM V.I. Technology Fund (Series I Shares)

Fidelity® Variable Insurance Products Fund

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Variable Products Trust

•	ING VP Real Estate Portfolio (Class S)

MML Series Investment Fund

•	MML Asset Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund (Class II)
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund (Class I)
•	MML Foreign Fund
•	MML Global Fund (Class II)
•	MML Growth & Income Fund
•	MML Growth Equity Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Small Cap Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Core Bond Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA1
•	Oppenheimer Money Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

PIMCO Variable Insurance Trust Series

•	PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)

1 Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.

To learn more about the Panorama Premier contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 44 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2006

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	11

Accumulation Unit	23

Annuitant	12

Annuity Date	32

Annuity Options	34

Annuity Payments	33

Annuity Service Center	1

Annuity Unit Value	33

Contract Anniversary	36

Free Withdrawals	31

Income Phase	32

Non-Qualified	39

Purchase Payment	13

Qualified	39

Separate Account	14

Tax Deferral	11

Index of Special Terms

Highlights

The Prospectus and the Contract

This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call the Annuity Service Center at the number shown on page 1 of this prospectus.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

Highlights

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•	if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•	if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•	if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•	if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•	if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of your contract value or apply your contract value to an annuity option. The amount of the contingent deferred sales charge depends on the amount of your purchase payments, the length of time since you made them and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

Highlights

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.*	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.

* Currently, any transfers made as part of the Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of amount withdrawn or applied to an annuity option)	7%**	7%**

**Contingent Deferred Sales Charge Schedule
Contract Year Since Payment was Accepted	1	2	3	4	5	6	7	8 and later

Percentage	7%	6%	5%	4%	3%	2%	1%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current		Maximum
Annual Contract Maintenance Charge	$30	***	$60

***Currently waived if contract value is $50,000 or greater when we are to assess the charge, although we reserve the right to raise this to $100,000 as stated in the contract.

	Current	Maximum
Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charge	1.25%	1.25%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.40%	1.50%

Additional Contract Owner Expenses for Elected Options

If you are under age 80 when we issue your contract, for an additional charge you can elect the Ratchet Death Benefit as a replacement for the Basic Death Benefit which you automatically receive when you purchase the Panorama Premier contract.

(Deducted quarterly as a percentage on an annual basis of the daily value of the assets in your investment choices)

	Current	Maximum
Ratchet Death Benefit	0.15%	0.35% if you were age 60 or less when issued the contract
		0.50% if you were age 61 through 70 when issued the contract 0.70% if you were age 71 or older when issued the contract

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.51%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Investment Management Fees and Other Expenses

Fund Name*	Management Fees		Other Expenses		12b-1 Fees	Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%		0.37%		—	1.12%	[1]
AIM V.I. Global Health Care Fund (Series I Shares)	0.75%		0.33%		—	1.08%	[1]
AIM V.I. Technology Fund (Series I Shares)	0.75%		0.37%		—	1.12%	[1]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%		0.09%		—	0.66%	[2]
ING VP Real Estate Portfolio (Class S)	0.80%	[3]	0.45%		0.25%	1.50%
MML Asset Allocation Fund	0.55%		0.09%	[4]	—	0.64%	[5]
MML Blend Fund	0.40%		0.03%		—	0.43%	[6]
MML Blue Chip Growth Fund	0.75%		0.23%	[4]	—	0.98%	[5]
MML Concentrated Growth Fund (Class II)	0.60%		0.14%	[4]	—	0.74%	[5]
MML Emerging Growth Fund	1.05%		0.46%		—	1.51%	[6]
MML Enhanced Index Core Equity Fund	0.55%		0.26%		—	0.81%	[6]
MML Equity Fund	0.38%		0.03%		—	0.41%	[6]
MML Equity Income Fund	0.75%		0.10%	[4]	—	0.85%	[5]
MML Equity Index Fund (Class I)	0.10%		0.38%		—	0.48%	[7]
MML Foreign Fund	0.89%		0.13%	[4]	—	1.02%	[5]
MML Global Fund (Class II)	0.60%		0.18%	[4]	—	0.78%	[5]
MML Growth & Income Fund	0.50%		0.08%	[4]	—	0.58%	[5]
MML Growth Equity Fund	0.80%		0.25%		—	1.05%	[6]
MML Income & Growth Fund	0.65%		0.10%	[4]	—	0.75%	[5]
MML Inflation-Protected Bond Fund	0.59%		0.04%		—	0.63%	[6]
MML Large Cap Growth Fund	0.65%		0.14%	[4]	—	0.79%	[5]
MML Large Cap Value Fund	0.80%		0.09%		—	0.89%	[6]
MML Mid Cap Growth Fund	0.77%		0.08%	[4]	—	0.85%	[5]
MML Mid Cap Value Fund	0.84%		0.09%	[4]	—	0.93%	[5]
MML OTC 100 Fund	0.45%		0.41%		—	0.86%	[6]
MML Small Cap Equity Fund	0.65%		0.06%		—	0.71%	[6]
MML Small Cap Growth Equity Fund	1.07%		0.15%		—	1.22%	[6]
MML Small Cap Index Fund	0.35%		0.18%	[4]	—	0.53%	[5]
MML Small Cap Value Fund	0.75%		0.14%	[4]	—	0.89%	[5]
MML Small Company Opportunities Fund	1.05%		0.09%		—	1.14%	[6]
Oppenheimer Balanced Fund/VA	0.72%		0.02%		—	0.74%
Oppenheimer Capital Appreciation Fund/VA	0.64%		0.02%		—	0.66%

Table Of Fees And Expenses

Fund Name*	Management Fees	Other Expenses		12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Core Bond Fund/VA	0.73%	0.03%		—	0.76%
Oppenheimer Global Securities Fund/VA	0.63%	0.04%		—	0.67%
Oppenheimer High Income Fund/VA	0.72%	0.03%		—	0.75%
Oppenheimer International Growth Fund/VA	1.00%	0.09%		—	1.09%
Oppenheimer Main Street Fund®/VA	0.65%	0.02%		—	0.67%
Oppenheimer MidCap Fund/VA8	0.67%	0.02%		—	0.69%
Oppenheimer Money Fund/VA	0.45%	0.03%		—	0.48%
Oppenheimer Strategic Bond Fund/VA	0.69%	0.02%		—	0.71%
Panorama Growth Portfolio	0.63%	0.05%		—	0.68%
Panorama Total Return Portfolio	0.63%	0.05%		—	0.68%
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.49%	0.25%	[9]	0.25%	0.99%

* Effective April 28, 2006 we implemented a fund substitution. See “Appendix B – April 28, 2006 Fund Substitution” for details.

1. The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of the fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number stated above: (i) interest; (ii) taxes; (iii) dividend expense of short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2007.

2. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

3. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the advisor within three years. The amount of expenses proposed to be waived during the current fiscal year by the advisor for the portfolio is 0.20%. The expense limit will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

4. Other Expenses are based on estimated amounts for the first fiscal year of the fund.

5. MassMutual has agreed to cap the fees and expenses of the fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund (Class II), MML Global Fund (Class II), MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Small Cap Index Fund and MML Small Cap Value Fund do not reflect this cap. If this table did reflect the cap, the Total Net Operating Expenses would be 0.57%, 0.85%, 0.66%, 0.61%, 0.52%, 0.70%, 0.73%, 0.45% and 0.88%, respectively. For the MML Equity Income Fund, MML Foreign Fund, MML Mid Cap Growth Fund and MML Mid Cap Value Fund the cap is equal to the expenses reflected in the table.

6. MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values of the funds through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund in 2005.

7. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.45% for Class I.

8. Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

9. “Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that you elected the Ratchet Death Benefit and you were at least age 71, and not yet 80 or older when we issued the contract,

• that the maximum fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,026	$1,645	$2,273	$4,085	$388	$1,178	$1,986	$4,085
Sub-account with minimum total operating expenses	$921	$1,330	$1,742	$3,053	$276	$846	$1,442	$3,053

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the current fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$946	$1,405	$1,873	$3,307	$302	$925	$1,573	$3,307
Sub-account with minimum total operating expenses	$841	$1,085	$1,309	$2,185	$190	$587	$1,009	$2,185

The examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.040%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.080%.

The examples do not reflect any premium taxes.    However, premium taxes may apply.

There is an accumulation unit value history in Appendix A—Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

The Panorama Premier Deferred Variable Annuity Contract

General Overview

This annuity is a contract between “you,” the owner and “us,” C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and three fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed your 85th birthday as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed their 85th birthday as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A sole primary beneficiary who is your surviving spouse may elect to continue the contract in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$5,000 when the contract is bought as a non-qualified contract; or

•	$2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

If, when you apply for your contract, you elect to make purchase payments under our automatic investment plan option, we will allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$416.66 for a non-qualified contract, or

•	$166.66 for a qualified contract.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75 1/2; or

•	$500,000 if older than age 75 1/2.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest owner.

You may submit your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Panorama Premier

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago IL 60675-4908

Overnight Mail

MassMutual Panorama Premier

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

CM Life Insurance Co. Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Annuity Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the

Purchasing a Contract

business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

The Separate Account

We established C.M. Multi-Account A (the separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into subaccounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

The Funds

Effective April 28, 2006, we implemented a fund substitution. Following are the funds now available through the contract. For more detail about the fund substitution see “Appendix B – April 28, 2006 Fund Substitution”.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

Purchasing a Contract/Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
ING Variable Products Trust
ING VP Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	The portfolio seeks total return. Under normal market conditions, the portfolio invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies.
MML Series Investment Fund
MML Asset Allocation Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Seeks to provide high total return consistent with preservation of capital over the long-term.
MML Blue Chip Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.
MML Concentrated Growth Fund (Class II)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of companies that the fund’s sub-adviser believes offer above-average growth potential and trade at a significant discount to the sub-adviser’s assessment of their intrinsic value.
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies - generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.
MML Equity Income Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks dividend income and long-term capital growth by investing in the common stocks of established companies.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Foreign Fund	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	Seeks long-term capital growth by normally investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in the emerging markets.
MML Global Fund (Class II)	Adviser: MassMutual Sub-Adviser: Neuberger Berman Management, Inc.	Seeks long-term capital appreciation by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets.
MML Growth & Income Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Seeks capital appreciation and income by normally investing at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase.
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term growth.
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Seeks growth of capital by investing in common stocks of companies which the fund’s sub-adviser believes offer prospects for capital growth. Income is a secondary objective.
MML Large Cap Growth Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by selecting businesses that possess characteristics that the fund’s sub-adviser believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation by normally investing at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the fund’s sub-adviser expects to grow at a faster rate than the average company.
MML Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Seeks long-term capital growth by investing in common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term capital growth. Income is a secondary objective.
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth.
MML Small Cap Index Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index[2].
MML Small Cap Value Fund	Adviser: MassMutual Sub-Adviser: Goldman Sachs Asset Management, L.P.	Seeks long-term total return by normally investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[1], while maintaining risk characteristics similar to those of the benchmark.
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Core Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer MidCap Fund/VA3	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.
Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return.
Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
PIMCO Variable Insurance Trust Series
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Advisor: Pacific Investment Management Company LLC Sub-Advisor: N/A	Seeks maximum real return consistent with prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.
2	The S&P SmallCap 600 Index is the Standard & Poor’s Composite Index of 600 stocks, an unmanaged index of common stocks of small U.S. companies from a broad range of industries. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P SmallCap 600 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.
3	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current copies of the fund prospectuses to you. You may also contact the Annuity Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers. We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this contract and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.40%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses – Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds. We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General. The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Accounts

In most states, we offer three fixed accounts, two fixed accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”) and The Fixed Account (collectively, “the fixed accounts”), as investment options. The fixed accounts are investment options within our general account.

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Investment Choices

Currently, you have a choice of two DCA Fixed Accounts:

(a)	DCA Fixed Account with a DCA Term of 6 months; or

(b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account. To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Core Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Core Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Core Bond Fund/VA.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase

Contract Value/Transfers and Transfer Programs

without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. Any transfers you make as a part of the Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year.

The following rules apply to any transfer during the accumulation phase:

(1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to impose a requirement that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)	During any contract year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payments are transferred; and so on.

(4)	We consider The Fixed Account and the Oppenheimer Money Fund/VA to be “competing accounts.” We have some specific rules pertaining to transfers in and out of competing accounts.

You may not make a transfer out of The Fixed Account to the Oppenheimer Money Fund/VA, however, you may make a transfer out of the Oppenheimer Money Fund/VA to The Fixed Account.

Transfers out of The Fixed Account

•	As noted above, you may not make a transfer out of The Fixed Account to the Oppenheimer Money Fund/VA.

•	If you make a transfer out of The Fixed Account, for a period of 90 days following that transfer, you may not make transfers from any investment choice into the Oppenheimer Money Fund/VA.

Transfers into The Fixed Account

•	If you make a transfer into The Fixed Account, for a period of 90 days following that transfer, you may not make transfers out of the Oppenheimer Money Fund/VA.

Transfers out of the Oppenheimer Money Fund/VA

•	If you make any transfer out of the Oppenheimer Money Fund/VA, for a period of 90 days following that transfer, you may not make transfers from any investment choice into The Fixed Account.

Transfers into the Oppenheimer Money Fund/VA

•	If you make a transfer into the Oppenheimer Money Fund/VA, for a period of 90 days following that transfer, you may not make transfers out of The Fixed Account.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

Transfers and Transfer Programs

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the contract value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, we allow 6 transfers each calendar year, and they are not subject to a transfer fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a

Transfers and Transfer Programs

contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have at least $600 in the fund you have selected to transfer contract value from in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $100.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the dollar cost averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first dollar cost averaging transfer is made. However, if you select a date that is less than 5 business days from the date we receive your fully completed election form or your request over the telephone at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, Interest Sweep Option, or a DCA Fixed Account.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in a Dollar Cost Averaging Program, a DCA Fixed Account, or Interest Sweep Option.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

Transfers and Transfer Programs

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Core Bond Fund/VA and 60% to be in the Panorama Growth Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Core Bond Fund/VA now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Core Bond Fund/VA to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments.

However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

To participate in this program, you must have at least $5,000 in The Fixed Account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total contract value from The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in a Dollar Cost Averaging Program, a DCA Fixed Account, or Automatic Rebalancing Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. After you withdraw your full contract value, the contract does not provide a death benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000, unless your partial withdrawal is a minimum required

Transfers and Transfer Programs/Withdrawals

distribution. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We take withdrawals first from earnings and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Your contract value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described under “Withdrawals – Requests by Telephone.”

The systematic withdrawal program is not available if you purchased the contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization.

Your systematic withdrawal program will begin on the start date you selected as long as we receive your fully completed written request or your request over the telephone at least 5 business days before the start date you selected.

If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if the start date you selected is less than 5 business days (10 business days for an EFT) after we receive your

Withdrawals

fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We cannot increase the mortality and expense risk charge. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Subject to state availability, if we issued you a contract on or after September 10, 2001, we will increase your contract value allocated to the funds by 0.15% on each contract anniversary while your contract is in effect. We will calculate this increase based on your contract value allocated to the funds on your contract anniversary. We will credit this increase proportionally to the funds you are invested in as of your contract anniversary.

We pay this credit amount out of the revenues we receive for selling the contracts that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a contingent deferred sales charge upon withdrawal.

Withdrawals/Expenses

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $50,000 or more. However, we reserve the right to increase the contract value amount at which we will waive this charge to $100,000 as provided by the contract. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $50,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $50,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct 1/12th of the annual contract maintenance charge from each payment regardless of the contract value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity payment. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments, the length of time since you made the purchase payments, and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge is assessed as follows:

Year since Purchase Payment was Accepted	Charge
1st Year	7%
2nd Year	6%
3rd Year	5%
4th Year	4%
5th Year	3%
6th Year	2%
7th Year	1%
8th Year and thereafter	0%

After your purchase payment has been in the contract for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

Expenses

•	When you apply your contract value to an annuity option (except as described under Annuity Option E and F).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•	If you surrender your contract before April 30, 2007, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

•	If you are 59 1/2 or older, and you apply your entire contract value:

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

•	the part of your contract value that is attributable to positive investment results, if any, on the date of withdrawal; or

•	10% of purchase payments made to your contract as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any positive investment results, if any, and then from purchase payments. If you withdraw an amount which exceeds the free withdrawal amount, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. Any transfers you make as a part of the Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, which are effective on the same business day, as one transfer.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer

Expenses

the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 90th birthday of the annuitant or oldest joint annuitant;

(2)	Your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint owner; or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Expenses/The Income Phase

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E or F only); and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E or F only);

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E or F.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

The Income Phase

Annuity Options

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

The Income Phase

Non-Lifetime Contingent Options
Annuity Option F –Special Income Settlement Agreement. (variable and/or fixed payments)

Number of Annuitants: Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period: Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option: If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death Of Contract Owner During The Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. If joint owners die simultaneously, the death benefit will become payable. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary beneficiary is your surviving spouse, he or she may elect to become the owner of the contract at the then current contract value, which may be less than the death benefit.

Death Benefit Amount During The Accumulation Phase

The basic death benefit is the only death benefit available to owners of contracts purchased prior to May 1, 2000. Subject to state availability, if you purchased your contract on or after May 1, 2000, you may select the ratchet death benefit. However, if you are age 80 or over when we issue your contract, the ratchet death benefit is not available.

You select one of the available death benefits when we issue your contract. After we issue your contract, you may not change your death benefit selection.

If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

The Income Phase/Death Benefit

Impact of Withdrawals on

the Death Benefit Amount

When calculating the death benefit amount payable from your contract, we reflect each withdrawal of contract value as a deduction. Generally, the deduction equals the dollar amount of each withdrawal. We use the phrase “less any” to describe this treatment of withdrawals within our formulas. In some cases, we reflect each withdrawal of contract value as a percentage of the contract value withdrawn. We use the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any” to describe this treatment of withdrawals within our formulas. Because this formula uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Basic Death Benefit.  The basic death benefit before you or the oldest joint owner reaches age 75 will be the greater of:

(1)	your purchase payments, less* any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death and election of the payment method; or

(3)	your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less* any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

* (For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:

(1)	the purchase payments, less* any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death and election of the payment method; or

(3)	your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less* any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

* (For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Ratchet Death Benefit.  If you choose the ratchet death benefit, the death benefit will be the greater of:

(1)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your contract, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint owner or the annuitant if the contract is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

•	when you make a purchase payment;

•	when you make a partial withdrawal; and

•	on your contract anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus a withdrawal amount. We calculate the withdrawal amount as follows:

a)	divide the amount withdrawn by the most recent contract value, and

b)	multiply it by the most recent annual ratchet death benefit.

Death Benefit

On your contract anniversary, the annual ratchet death benefit is equal to the greater of your contract value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greater of all contract anniversary contract values on or prior to the date we calculate the death benefit.

When you, or the oldest joint owner, or the annuitant if the contract is owned by a non-natural entity, reaches age 80, the death benefit is the greater of:

(1)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount calculated on the contract anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described under (a) and (b) above.

We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.15% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your contract; 0.50% if you were age 61 through age 70 when we issued your contract; or 0.70% if you were age 71 and older when we issued your contract.

Death Benefit Options During The Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

In addition to options 1, 2 and 3, if your spouse is the sole primary beneficiary, then the surviving spouse may elect to continue the contract in his or her own name. A spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Contract Owner During The Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate account. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement

Taxes

plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

Taxes

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity, governmental 457(b) deferred compensation plan or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A- 12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult your tax advisor to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

Withdrawals – Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of an owner’s interest in a non-ERISA Tax-Sheltered Annuity (TSA) to this contract as long as the originating TSA is not issued by us or one of our affiliates. However, this contract cannot be used for salary reduction contributions. You cannot take a loan under this contract.

The Code limits the withdrawal of salary reduction amounts from certain TSAs. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as defined by the Code; or

(5)	makes a withdrawal due to a hardship, as defined by the Code.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. The owner would be responsible for suspending salary reduction contributions to any other TSA contract for a six-month period following the date of a hardship distribution.

Contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these withdrawal restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Taxes

Withdrawals – 457(b) Deferred Compensation Plan

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered

Taxes/Other Information

representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

Other Information

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Other Information

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, we and MassMutual, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While we are not aware of any actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

In 2005, we received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of $43 million in 2004. This estimated amount represents the cost to us of the settlement including related expenses. As of December 31, 2005, we have paid $9 million of the original estimated liability of $43 million, resulting in a remaining estimated liability of approximately $34 million.

We and MassMutual are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of business. We have cooperated fully with these regulatory agencies with regard to their investigations and have responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, we and MassMutual have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of the matter and the level of our income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution and Administration

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for C.M. Life’s Panorama Premier.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A – Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Value at Inception Date
Oppenheimer Money	$12.43	$12.25	$12.31	$12.38	$12.37	$12.08	$11.54	$11.15	$10.74	$10.34	$10.00(a)
Oppenheimer Core Bond	15.09	14.92	14.34	13.62	12.66	11.91	11.39	11.73	11.13	10.33	10.00(a)
Panorama Total Return	13.35	12.92	11.97	10.03	11.89	12.95	13.47	13.88	12.69	10.83	10.00(a)
Panorama Growth	12.75	12.15	11.28	9.02	11.29	12.81	14.87	15.67	14.66	11.76	10.00(a)
Oppenheimer International Growth	18.83	16.74	14.40	9.73	13.80	18.49	20.70	13.96	11.86	11.12	10.00(a)
Fidelity VIP Contrafund®	18.29	15.86	13.93	10.99	12.30	14.21	15.44	12.60	N/A	N/A	10.00(b)
American Century VP Income & Growth(l)	13.43	13.01	11.68	9.16	11.52	12.74	14.46	12.42	N/A	N/A	10.00(b)
T. Rowe Price Mid-Cap Growth(l)	23.10	20.42	17.50	12.82	16.51	16.90	15.96	13.08	N/A	N/A	10.00(b)
MML Small Cap Equity(k)	15.81	16.07	14.00	10.82	12.44	12.21	10.89	11.16	N/A	N/A	10.00(b)
MML Equity(k)	8.75	8.60	7.53	5.99	7.55	8.98	8.85	N/A	N/A	N/A	10.00(c)
MML Blend(k)	9.64	9.34	8.72	7.45	8.53	9.18	9.31	N/A	N/A	N/A	10.00(c)
MML Equity Index	9.04	8.77	8.05	6.37	8.34	9.64	10.81	N/A	N/A	N/A	10.00(c)
MML Small Cap Growth Equity(k)	15.77	14.34	12.84	8.76	11.99	13.94	16.41	N/A	N/A	N/A	10.00(c)
MML Growth Equity(k)	8.01	7.82	7.56	6.24	8.76	11.88	12.88	N/A	N/A	N/A	10.00(d)
Oppenheimer High Income	12.27	12.16	11.31	9.26	9.62	9.56	10.08	N/A	N/A	N/A	10.00(d)
Oppenheimer Aggressive Growth(i)	9.90	8.94	7.57	6.11	8.58	12.66	14.47	N/A	N/A	N/A	10.00(d)
Oppenheimer Capital Appreciation	10.90	10.52	9.98	7.73	10.71	12.43	12.63	N/A	N/A	N/A	10.00(d)
Oppenheimer Global Securities	17.50	15.53	13.21	9.37	12.20	14.07	13.57	N/A	N/A	N/A	10.00(d)
Oppenheimer Strategic Bond	14.40	14.23	13.28	11.40	10.76	10.41	10.28	N/A	N/A	N/A	10.00(d)
Oppenheimer Main Street	9.67	9.25	8.57	6.86	8.57	9.67	10.75	N/A	N/A	N/A	10.00(d)
American Century VP Value(l)	15.13	14.61	12.96	10.19	11.83	10.63	9.13	N/A	N/A	N/A	10.00(d)
Fidelity VIP Growth(l)	8.12	7.79	7.65	5.84	8.49	10.46	11.93	N/A	N/A	N/A	10.00(d)
Fidelity VIP Growth Opportunities(h)	7.83	7.29	6.90	5.40	7.01	8.31	10.18	N/A	N/A	N/A	10.00(d)
MFS® Investors Trust(h)	9.34	8.82	8.04	6.67	8.56	10.33	10.49	N/A	N/A	N/A	10.00(d)
Janus Aspen Worldwide Growth(l)	8.86	8.49	8.22	6.72	9.15	11.96	14.38	N/A	N/A	N/A	10.00(d)
Janus Aspen Forty(l)	11.20	10.06	8.63	7.26	8.73	11.31	14.02	N/A	N/A	N/A	10.00(d)
Templeton Foreign Securities(l)	11.68	10.75	9.20	7.05	8.78	10.60	11.01	N/A	N/A	N/A	10.00(d)
Scudder VIT Small Cap Index(l)	15.02	14.61	12.58	8.71	11.12	11.05	11.66	N/A	N/A	N/A	10.00(d)
Calvert Social Balanced(h)	9.95	9.55	8.94	7.60	8.77	9.56	N/A	N/A	N/A	N/A	10.00(e)
Scudder VIT EAFE® Equity Index(j)	—	7.76	6.61	5.03	6.50	8.75	N/A	N/A	N/A	N/A	10.00(e)

Appendix A – Condensed Financial Information

Sub-Account	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Value at Inception Date
AIM V.I. Financial Services	13.37	12.80	11.94	9.35	11.14	12.53	N/A	N/A	N/A	N/A	10.00(e)
AIM V.I. Global Health Care	11.55	10.83	10.21	8.10	10.88	12.62	N/A	N/A	N/A	N/A	10.00(e)
AIM V.I. Technology	2.80	2.77	2.69	1.88	3.58	6.70	N/A	N/A	N/A	N/A	10.00(e)
Janus Aspen Balanced(h)	10.69	10.05	9.39	8.35	9.05	9.62	N/A	N/A	N/A	N/A	10.00(e)
MML Emerging Growth	5.51	5.53	4.89	3.40	6.00	7.28	N/A	N/A	N/A	N/A	10.00(e)
MML Large Cap Value(k)	10.79	10.02	9.08	7.11	8.61	9.82	N/A	N/A	N/A	N/A	10.00(e)
MML OTC 100	3.91	3.92	3.60	2.46	3.99	6.05	N/A	N/A	N/A	N/A	10.00(e)
Oppenheimer Balanced	12.15	11.86	10.92	8.87	10.03	9.96	N/A	N/A	N/A	N/A	10.00(e)
MML Enhanced Index Core Equity(k)	10.09	9.70	8.87	7.08	9.17	N/A	N/A	N/A	N/A	N/A	10.00(f)
MML Small Company Opportunities(k)	17.94	16.40	13.99	9.97	10.80	N/A	N/A	N/A	N/A	N/A	10.00(f)
American Funds® Asset Allocation(l)	13.33	12.39	11.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(g)
American Funds® Growth-Income(l)	14.23	13.64	12.53	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(g)
Franklin Small Cap Value Securities(l)	17.29	16.12	13.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(g)
MFS® New Discovery(h)	13.92	13.41	12.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(g)
MML Inflation-Protected Bond(k)	10.89	10.86	10.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(g)
T. Rowe Price Blue Chip Growth(l)	13.40	12.83	11.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(g)
T. Rowe Price Equity Income(l)	14.14	13.80	12.18	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(g)

(a)	Commencement of public offering was January 23, 1996.
(b)	Commencement of public offering was September 1, 1998.
(c)	Commencement of public offering was May 1, 1999.
(d)	Commencement of public offering was September 1, 1999.
(e)	Commencement of public offering was May 1, 2000.
(f)	Commencement of public offering was May 1, 2001.
(g)	Commencement of public offering was May 1, 2003.
(h)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(i)	As of April 28, 2006, this sub-account is named Oppenheimer MidCap.
(j)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(k)	As of April 28, 2006, the following sub-accounts: MML Blend; MML Enhanced Index Core Equity; MML Equity; MML Growth Equity; MML Inflation-Protected Bond; MML Large Cap Value; MML Small Cap Equity; MML Small Cap Growth Equity; and MML Small Company Opportunities will be known as MML Babson Blend; MML Babson Enhanced Index Core Equity; MML Oppenheimer/Bernstein Equity; MML GMO Growth Equity; MML Babson Inflation-Protected Bond; MML Davis Large Cap Value; MML Oppenheimer Small Cap Equity; MML W&R/Wellington Small Cap Growth Equity; and MML Oppenheimer Small Company Opportunities, respectively.
(l)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996
Oppenheimer Money(a)	2,823,833	3,673,612	5,122,478	8,501,500	7,261,355	3,854,135	2,883,954	2,167,370	1,270,662	526,970
Oppenheimer Core Bond(a)	6,344,354	7,388,632	9,246,445	10,273,785	7,288,456	4,646,002	3,191,803	1,610,177	577,928	245,238
Panorama Total Return(a)	2,667,350	3,334,429	3,977,093	4,563,820	5,323,525	6,180,156	8,072,959	7,175,242	3,710,237	1,416,956
Panorama Growth(a)	1,974,108	2,505,796	2,972,623	3,314,859	3,654,455	4,110,616	6,063,225	7,066,702	3,900,882	1,258,381
Oppenheimer International Growth(a)	2,024,703	2,332,057	2,591,797	2,750,008	2,954,814	3,109,442	2,436,619	1,866,209	1,128,689	320,578
Fidelity VIP Contrafund® (b)	7,907,561	8,651,129	9,133,624	9,579,270	9,975,086	10,146,607	5,822,234	539,768	N/A	N/A
American Century VP Income & Growth(b),(l)	5,779,530	7,077,273	8,171,398	8,955,458	9,614,674	9,703,996	5,721,214	695,584	N/A	N/A
T. Rowe Price Mid-Cap Growth(b),(l)	5,622,257	6,430,847	6,850,538	6,957,988	6,807,471	6,364,383	2,674,794	279,360	N/A	N/A
MML Small Cap Equity(b),(k)	1,659,428	1,950,358	2,177,532	2,265,815	1,947,777	1,415,066	716,539	167,833	N/A	N/A
MML Equity(c),(k)	4,547,748	5,493,076	6,180,730	6,417,174	6,763,845	6,005,920	2,641,172	N/A	N/A	N/A
MML Blend(c),(k)	4,990,270	6,195,465	6,851,539	7,234,095	7,791,658	8,137,139	3,795,596	N/A	N/A	N/A
MML Equity Index(c)	3,148,889	4,010,327	4,733,893	5,006,830	5,810,086	5,561,970	2,224,729	N/A	N/A	N/A
MML Small Cap Growth Equity(c),(k)	1,155,988	1,363,844	1,594,015	1,543,123	1,563,995	1,417,644	339,922	N/A	N/A	N/A
MML Growth Equity(d),(k)	768,344	959,545	1,132,579	1,215,179	1,265,805	1,128,566	428,365	N/A	N/A	N/A
Oppenheimer High Income(d)	3,219,492	3,937,522	4,318,460	4,008,387	3,372,347	2,263,930	267,508	N/A	N/A	N/A
Oppenheimer Aggressive Growth(d),(i)	4,774,962	5,658,758	6,405,091	7,159,684	8,208,062	7,849,349	724,372	N/A	N/A	N/A
Oppenheimer Capital Appreciation(d)	7,073,701	8,318,118	8,665,346	8,688,551	7,917,450	5,887,749	613,859	N/A	N/A	N/A
Oppenheimer Global Securities(d)	7,347,348	8,011,631	7,905,295	7,811,979	6,721,202	5,487,156	535,548	N/A	N/A	N/A
Oppenheimer Strategic Bond(d)	4,539,210	4,850,618	5,161,449	4,736,386	3,444,819	2,275,830	218,135	N/A	N/A	N/A
Oppenheimer Main Street(d)	9,021,965	11,086,472	12,386,122	13,321,524	13,910,537	12,819,339	1,387,578	N/A	N/A	N/A
American Century VP Value(d),(l)	4,582,185	5,196,455	5,410,372	5,365,944	3,554,590	1,349,515	183,748	N/A	N/A	N/A
Fidelity VIP Growth(d),(l)	3,849,460	4,782,620	5,449,133	5,575,374	6,028,151	5,603,546	721,556	N/A	N/A	N/A
Fidelity VIP Growth Opportunities(d),(h)	1,374,481	1,663,218	1,874,859	2,009,816	2,261,297	2,068,413	383,872	N/A	N/A	N/A
MFS® Investors Trust(d),(h)	920,879	1,132,848	1,361,758	1,611,387	1,812,430	1,522,150	260,397	N/A	N/A	N/A
Janus Aspen Worldwide Growth(d),(l)	3,646,499	4,709,616	5,907,314	7,265,818	8,462,446	8,300,464	1,150,065	N/A	N/A	N/A
Janus Aspen Forty(d),(l)	3,774,655	4,468,681	5,599,107	6,640,522	7,636,062	7,414,861	1,384,214	N/A	N/A	N/A
Templeton Foreign Securities(d),(l)	2,134,594	2,059,497	1,949,277	1,583,786	1,239,293	1,024,393	231,770	N/A	N/A	N/A
Scudder VIT Small Cap Index(d),(l)	931,293	1,149,618	1,140,023	1,062,424	940,586	758,552	103,715	N/A	N/A	N/A

Appendix A – Condensed Financial Information

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996
Calvert Social Balanced(e),(h)	385,055	497,980	501,755	464,953	338,039	174,782	N/A	N/A	N/A	N/A
Scudder VIT EAFE® Equity Index(e),(j)	—	570,514	514,612	445,636	276,995	119,783	N/A	N/A	N/A	N/A
AIM V.I. Financial Services(e)	444,104	564,056	646,429	702,787	689,620	386,527	N/A	N/A	N/A	N/A
AIM V.I. Global Health Care(e)	1,122,979	1,385,777	1,609,493	1,688,594	1,590,356	1,006,228	N/A	N/A	N/A	N/A
AIM V.I. Technology(e)	2,275,321	2,783,106	3,314,898	3,065,438	2,896,871	1,705,036	N/A	N/A	N/A	N/A
Janus Aspen Balanced(e),(h)	2,604,419	3,156,274	4,185,035	4,621,445	2,929,650	1,006,340	N/A	N/A	N/A	N/A
MML Emerging Growth(e)	553,610	665,199	746,461	517,016	403,032	208,136	N/A	N/A	N/A	N/A
MML Large Cap Value(e),(k)	1,897,944	1,978,188	1,951,205	1,743,233	1,066,762	343,414	N/A	N/A	N/A	N/A
MML OTC 100(e)	828,587	1,110,270	1,447,319	642,577	536,766	176,659	N/A	N/A	N/A	N/A
Oppenheimer Balanced(e)	4,002,466	4,628,603	5,042,694	5,164,170	5,291,822	4,227,012	N/A	N/A	N/A	N/A
MML Enhanced Index Core Equity(f),(k)	156,483	153,989	143,088	69,068	29,675	N/A	N/A	N/A	N/A	N/A
MML Small Company Opportunities(f),(k)	714,133	774,970	784,239	647,767	106,761	N/A	N/A	N/A	N/A	N/A
American Funds® Asset Allocation(g),(l)	3,566,507	3,369,275	1,721,102	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds® Growth- Income(g),(l)	3,755,946	3,668,661	1,863,246	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Small Cap Value Securities(g),(l)	783,559	561,001	149,432	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS® New Discovery(g),(h)	70,042	74,806	45,322	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MML Inflation-Protected Bond(g),(k)	1,419,974	1,311,849	555,024	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Blue Chip Growth(g),(l)	507,648	517,375	257,649	N/A	N/A	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income(g),(l)	1,459,130	1,227,402	481,921	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(a)	Commencement of public offering was January 23, 1996.
(b)	Commencement of public offering was September 1, 1998.
(c)	Commencement of public offering was May 1, 1999.
(d)	Commencement of public offering was September 1, 1999.
(e)	Commencement of public offering was May 1, 2000.
(f)	Commencement of public offering was May 1, 2001.
(g)	Commencement of public offering was May 1, 2003.
(h)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(i)	As of April 28, 2006, this sub-account is named Oppenheimer MidCap.
(j)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(k)	As of April 28, 2006, the following sub-accounts: MML Blend; MML Enhanced Index Core Equity; MML Equity; MML Growth Equity; MML Inflation-Protected Bond; MML Large Cap Value; MML Small Cap Equity; MML Small Cap Growth Equity; and MML Small Company Opportunities will be known as MML Babson Blend; MML Babson Enhanced Index Core Equity; MML Oppenheimer/Bernstein Equity; MML GMO Growth Equity; MML Babson Inflation-Protected Bond; MML Davis Large Cap Value; MML Oppenheimer Small Cap Equity; MML W&R/Wellington Small Cap Growth Equity; and MML Oppenheimer Small Company Opportunities, respectively.
(l)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Appendix B – April 28, 2006 Fund Substitution

When you allocate your contract value to a fund, you are actually allocating contract value to one of our separate account sub-accounts. Each sub-account invests in a specific fund. Effective April 28, 2006, we implemented a fund substitution. As a result, any contract value allocated to a “replaced fund” is now invested in a “replacement fund.” The replaced funds are no longer available investment choices through the contract.

The table below reflects the replaced funds and sub-account names and the replacement funds and sub-account names.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	MML Growth & Income Fund	Fidelity® VIP Growth Opportunities	MML Capital Guardian Growth & Income
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Balanced Portfolio (Institutional Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
Janus Aspen Forty Portfolio (Institutional Shares)	MML Concentrated Growth Fund (Class II)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	MML Global Fund (Class II)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
MFS® Investors Trust Series	MML Enhanced Index Core Equity	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign

Appendix B – April 28, 2006 Fund Substitution

PANORAMA PREMIER

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2006, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

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COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by the Company as custodian of C.M. Multi-Account A (“the separate account”).

ASSIGNMENT OF CONTRACT

The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Annuity Service Center. The Company assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at its annuity service center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected.

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

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DISTRIBUTION AND ADMINISTRATION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. No compensation was paid to MML Distributors in 2003. The compensation paid to MML Distributors in 2004 was $29,567, and in 2005 was $30,528. Commissions will be paid through MML Distributors to agents and selling brokers for selling the Contracts. During 2003, 2004, and 2005, commission payments amounted to $991,695, $1,217,336, and $696,383, respectively.

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2003, 2004, and 2005, CM Life compensated MassMutual $23,542,875, $17,272,959, and $16,208,133, respectively, for providing these administrative services.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in the prospectus. See the Contingent Deferred Sales Charge section of the prospectus for a discussion of instances when the Company will waive contingent deferred sales charges.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the insurance charges and, if you elected the ratchet death benefit, the death benefit charge.

The accumulation unit value may increase or decrease from business day to business day.

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TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity

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units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

FEDERAL TAX MATTERS

General

Note: The following description is based upon the Company’s understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the

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payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

The Company intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the

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policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, the Company reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult your tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required

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minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

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On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2006 is $15,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-

9

qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $4,000 annual limitation applies to all of a taxpayer’s 2006 IRA contributions, including Roth IRA and non-Roth IRA except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the

10

retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

The Regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity,

11

governmental 457(b) deferred compensation plan or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.	Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

ii.	An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. Please consult a tax advisor to determine if and how this requirement may impact your specific circumstances.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $14,000 in 2005, which increases to $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

12

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2005 and for each period in the two-year period then ended, and the statutory financial statements of C.M. Life Insurance Company as of December 31, 2005 and 2004, and for the years then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 31, 2006 refers to other auditors whose report on the financial highlights of C.M. Multi-Account A, for each year in the three-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated February 24, 2006 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of C.M. Life Insurance Company for the year ended December 31, 2003, dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

13

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for each period in the two-year period ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each year in the three-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2005, and the results of its operations, changes in its net assets, and financial highlights for each period in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 31, 2006

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account

ASSETS
Investments
Number of shares	700,613	1,131,624	775,264	15,198,542	15,713,209	4,995,588	2,355,988	4,737,387	6,680,756	1,541,982	990,011	1,590,864

Identified cost	$8,621,912	$19,066,348	$8,900,727	$103,955,375	$113,074,470	$73,976,476	$79,835,213	$8,061,056	$158,368,222	$55,679,060	$15,875,036	$23,548,151

Value	$10,698,355	$23,130,393	$9,838,104	$114,141,048	$128,848,316	$82,277,336	$89,810,277	$9,204,742	$207,303,846	$51,748,928	$17,156,892	$26,710,611
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	41,407	5,257	-	-	-	-	51,657

Total assets	10,698,355	23,130,393	9,838,104	114,141,048	128,848,316	82,318,743	89,815,534	9,204,742	207,303,846	51,748,928	17,156,892	26,762,268

LIABILITIES
Annuitant mortality fluctuation reserve	255	330	210	1,460	9,336	11,956	4,304	-	1,640	5,694	680	115
Payable to C.M. Life Insurance Company	580	315	125	108,626	103,423	-	-	929	124,712	100,629	26,981	-

Total Liabilities	835	645	335	110,086	112,759	11,956	4,304	929	126,352	106,323	27,661	115

NET ASSETS	$10,697,520	$23,129,748	$9,837,769	$114,030,962	$128,735,557	$82,306,787	$89,811,230	$9,203,813	$207,177,494	$51,642,605	$17,129,231	$26,762,153

Net Assets:
Accumulation units – value	$10,689,210	$23,118,905	$9,830,903	$113,983,113	$128,426,262	$81,887,867	$89,669,337	$9,203,813	$207,120,180	$51,455,631	$17,092,847	$26,758,400
Annuity reserves	8,310	10,843	6,866	47,849	309,295	418,920	141,893	-	57,314	186,974	36,384	3,753

Net assets	$10,697,520	$23,129,748	$9,837,769	$114,030,962	$128,735,557	$82,306,787	$89,811,230	$9,203,813	$207,177,494	$51,642,605	$17,129,231	$26,762,153

Outstanding units
Contract owners	810,126	2,039,437	3,539,508	9,362,297	8,213,614	6,175,175	6,308,959	934,582	12,628,322	6,482,758	2,161,619	1,547,669

UNIT VALUE
Panorama Premier	$13.37	$11.55	$2.80	$13.43	$15.13	$13.33	$14.23	$9.95	$18.29	$8.12	$7.83	$17.29
Panorama Passage® (Note 1)
Tier 1	13.30	11.49	2.78	10.47	16.24	13.30	14.20	9.90	13.87	8.29	8.12	17.25
Tier 2	13.24	11.44	2.77	10.43	16.17	13.24	14.14	9.85	13.81	8.26	8.08	17.18
MassMutual Artistry	11.77	10.08	2.66	9.50	16.60	13.41	14.32	9.65	12.01	6.47	8.02	17.40

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account

ASSETS
Investments
Number of shares	2,005,789	2,330,036	1,679,947	783,270	143,261	6,117,406	932,644	295,892	3,835,063	3,187,814	1,344,797	2,957,314

Identified cost	$43,920,544	$61,511,836	$55,170,946	$13,073,677	$2,026,407	$90,805,121	$4,744,010	$2,558,774	$84,290,622	$45,070,973	$10,156,656	$32,116,600

Value	$51,629,018	$64,495,387	$46,971,319	$15,109,275	$2,242,031	$96,649,606	$5,568,981	$2,885,519	$91,826,617	$48,964,822	$9,782,142	$31,258,809
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C. M. Life Insurance Company	-	-	-	-	6	-	7,844	-	-	-	-	73,614

Total assets	51,629,018	64,495,387	46,971,319	15,109,275	2,242,037	96,649,606	5,576,825	2,885,519	91,826,617	48,964,822	9,782,142	31,332,423

LIABILITIES
Annuitant mortality fluctuation reserve	212	936	822	701	96	1,532	10	3,881	6,829	1,247	1,733	1,871
Payable to C.M. Life Insurance Company	36,383	42,249	14,490	68,005	-	30,970	-	136	45,278	192,831	420	-

Total Liabilities	36,595	43,185	15,312	68,706	96	32,502	10	4,017	52,107	194,078	2,153	1,871

NET ASSETS	$51,592,423	$64,452,202	$46,956,007	$15,040,569	$2,241,941	$96,617,104	$5,576,815	$2,881,502	$91,774,510	$48,770,744	$9,779,989	$31,330,552

Net Assets:
Accumulation units – value	$51,585,465	$64,417,072	$46,923,946	$15,017,607	$2,238,820	$96,567,069	$5,576,476	$2,753,900	$91,550,279	$48,729,838	$9,723,079	$31,267,982
Annuity reserves	6,958	35,130	32,061	22,962	3,121	50,035	339	127,602	224,231	40,906	56,910	62,570

Net assets	$51,592,423	$64,452,202	$46,956,007	$15,040,569	$2,241,941	$96,617,104	$5,576,815	$2,881,502	$91,774,510	$48,770,744	$9,779,989	$31,330,552

Outstanding units
Contract owners	4,831,848	5,875,616	5,430,003	1,591,572	161,172	9,692,633	1,012,123	283,402	9,750,917	5,348,821	1,274,111	2,880,282

UNIT VALUE
Panorama Premier	$10.69	$11.20	$8.86	$9.34	$13.92	$9.64	$5.51	$10.09	$8.75	$9.04	$8.01	$10.89
Panorama Passage® (Note 1)
Tier 1	10.64	11.27	8.69	9.77	13.89	10.33	5.48	10.05	9.83	9.50	7.85	10.86
Tier 2	10.59	11.22	8.66	9.73	13.83	10.28	5.46	10.01	9.79	9.46	7.81	10.81
MassMutual Artistry	10.70	8.25	6.16	8.73	14.00	10.30	5.61	13.80	10.12	8.32	5.84	10.95

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account

ASSETS
Investments
Number of shares	3,740,329	6,159,489	1,529,964	3,532,730	1,983,275	1,454,690	1,754,720	4,648,203	3,419,065	8,616,421	7,134,146	8,471,414

Identified cost	$32,641,822	$77,011,222	$5,622,212	$35,536,816	$22,512,531	$18,715,210	$89,172,418	$70,357,543	$127,379,318	$94,228,333	$168,390,876	$67,875,085

Value	$42,175,189	$74,881,873	$6,397,957	$42,570,637	$29,223,715	$21,938,178	$86,665,613	$79,344,824	$131,702,385	$96,417,746	$238,137,790	$71,498,739
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	18,520	-	-	-	-	7,844	-	-	-	-	63,062	13,606

Total assets	42,193,709	74,881,873	6,397,957	42,570,637	29,223,715	21,946,022	86,665,613	79,344,824	131,702,385	96,417,746	238,200,852	71,512,345

LIABILITIES
Annuitant mortality fluctuation reserve	8,060	553	54	945	3,286	262	2,183	14,783	7,436	19,230	9,001	5,986
Payable to C.M. Life Insurance Company	-	79,142	33,852	64,816	14,812	-	80,119	8,558	119,713	15,887	-	-

Total Liabilities	8,060	79,695	33,906	65,761	18,098	262	82,302	23,341	127,149	35,117	9,001	5,986

NET ASSETS	$42,185,649	$74,802,178	$6,364,051	$42,504,876	$29,205,617	$21,945,760	$86,583,311	$79,321,483	$131,575,236	$96,382,629	$238,191,851	$71,506,359

Net Assets:
Accumulation units – value	$41,920,768	$74,784,203	$6,362,273	$42,471,082	$29,097,672	$21,937,228	$86,509,426	$78,831,262	$131,326,000	$95,749,100	$237,886,565	$71,281,164
Annuity reserves	264,881	17,975	1,778	33,794	107,945	8,532	73,885	490,221	249,236	633,529	305,286	225,195

Net assets	$42,185,649	$74,802,178	$6,364,051	$42,504,876	$29,205,617	$21,945,760	$86,583,311	$79,321,483	$131,575,236	$96,382,629	$238,191,851	$71,506,359

Outstanding units
Contract owners	3,913,500	5,627,985	1,626,564	2,808,091	2,025,692	1,227,278	10,406,686	6,554,324	12,741,882	6,386,332	14,863,119	5,821,219

UNIT VALUE
Panorama Premier	$10.79	$-	$3.91	$15.81	$15.77	$17.94	$9.90	$12.15	$10.90	$15.09	$17.50	$12.27
Panorama Passage® (Note 1)
Tier 1	10.74	13.41	3.89	14.43	14.11	17.86	9.88	12.09	11.04	-	17.46	12.28
Tier 2	10.69	13.36	3.88	14.37	14.05	17.79	9.84	12.04	10.99	-	17.39	12.23
MassMutual Artistry	10.84	12.98	3.98	13.33	9.65	17.55	5.32	11.91	7.77	-	11.76	12.42

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

ASSETS
Investments
Number of shares	35,244,909	5,840,425	63,538,104	23,340,485	15,500,793	30,143,921	-	1,737,941	1,090,558	1,636,739	7,616,657	2,547,476

Identified cost	$35,711,507	$119,177,321	$63,538,104	$108,964,625	$30,347,453	$40,900,416	$-	$20,096,984	$9,334,689	$34,810,570	$142,238,286	$30,258,247

Value	$51,810,016	$127,262,858	$63,538,104	$119,269,876	$30,536,563	$41,297,171	$-	$25,026,344	$10,491,166	$35,664,533	$194,605,584	$39,791,581
Dividends receivable	-	-	86,642	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	26,416	1,193	7,805	40,251	-

Total assets	51,810,016	127,262,858	63,624,746	119,269,876	30,536,563	41,297,171	-	25,052,760	10,492,359	35,672,338	194,645,835	39,791,581

LIABILITIES
Annuitant mortality fluctuation reserve	1,960	1,536	505	10,250	490	948	-	1,079	-	2,240	9,088	3,912
Payable to C.M. Life Insurance Company	33,342	139,304	67,305	35,076	29,665	61,922	-	-	-	-	-	7,561

Total Liabilities	35,302	140,840	67,810	45,326	30,155	62,870	-	1,079	-	2,240	9,088	11,473

NET ASSETS	$51,774,714	$127,122,018	$63,556,936	$119,224,550	$30,506,408	$41,234,301	$-	$25,051,681	$10,492,359	$35,670,098	$194,636,747	$39,780,108

Net Assets:
Accumulation units – value	$51,710,251	$127,068,856	$63,540,302	$118,885,386	$30,490,309	$41,203,433	$-	$25,016,238	$10,492,359	$35,596,556	$194,338,449	$39,646,659
Annuity reserves	64,463	53,162	16,634	339,164	16,099	30,868	-	35,443	-	73,542	298,298	133,449

Net assets	$51,774,714	$127,122,018	$63,556,936	$119,224,550	$30,506,408	$41,234,301	$-	$25,051,681	$10,492,359	$35,670,098	$194,636,747	$39,780,108

Outstanding units
Contract owners	3,253,900	13,176,897	5,471,490	8,344,030	2,579,467	3,215,720	-	1,691,138	782,945	2,522,413	9,626,897	3,423,240

UNIT VALUE
Panorama Premier	$18.83	$9.67	$12.43	$14.40	$12.75	$13.35	$-	$15.02	$13.40	$14.14	$23.10	$11.68
Panorama Passage® (Note 1)
Tier 1	12.26	9.96	10.81	14.25	8.88	10.29	-	15.23	13.37	14.11	17.34	11.91
Tier 2	12.21	9.91	10.76	14.19	8.84	10.25	-	15.17	13.31	14.05	17.27	11.86
MassMutual Artistry	8.74	8.74	10.59	13.90	8.69	9.65	-	12.86	13.48	14.22	13.39	10.69

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account

Investment income
Dividends	$142,544	$-	$-	$2,565,596	$14,583,585	$1,727,618	$1,511,121	$162,337	$602,416	$233,082	$153,888	$298,467

Expenses
Mortality and expense risk fees and administrative charges	157,572	329,564	143,319	1,690,763	1,777,937	1,020,678	1,165,175	128,833	2,659,903	772,219	246,284	298,971

Net investment income (loss)	(15,028)	(329,564)	(143,319)	874,833	12,805,648	706,940	345,946	33,504	(2,057,487)	(539,137)	(92,396)	(504)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	357,369	210,029	(234,689)	(1,149,313)	2,669,577	1,246,055	1,676,746	96,256	2,281,687	(7,131,364)	(1,031,167)	658,149
Change in net unrealized appreciation/depreciation of investments	17,590	1,563,150	351,037	3,865,566	(10,930,356)	3,781,139	1,867,331	253,004	27,697,479	9,585,856	2,289,540	1,029,500

Net gain (loss) on investments	374,959	1,773,179	116,348	2,716,253	(8,260,779)	5,027,194	3,544,077	349,260	29,979,166	2,454,492	1,258,373	1,687,649

Net increase (decrease) in net assets resulting from operations	359,931	1,443,615	(26,971)	3,591,086	4,544,869	5,734,134	3,890,023	382,764	27,921,679	1,915,355	1,165,977	1,687,145

Capital transactions:
Transfer of net premiums	207,433	667,099	326,242	2,247,757	4,518,039	3,822,450	4,855,399	720,057	5,705,695	1,460,453	359,781	2,133,832
Transfers due to death benefits	(218,136)	(285,640)	(62,130)	(1,437,970)	(749,064)	(441,954)	(608,919)	(52,213)	(1,830,841)	(600,076)	(172,986)	(33,592)
Transfers due to annuity benefit payments	(1,177)	(1,461)	(859)	(5,803)	(24,213)	(26,908)	(10,927)	-	(9,524)	(14,102)	(1,946)	(321)
Transfers due to withdrawal of funds	(1,546,701)	(3,097,237)	(1,664,967)	(15,800,488)	(14,317,367)	(8,423,149)	(9,097,642)	(887,715)	(26,142,168)	(7,609,163)	(2,600,311)	(2,216,094)
Transfers due to loans, net of repayments	(885)	(15,645)	(8,473)	(14,559)	(43,342)	(21,688)	(58,257)	3,632	(46,111)	(15,425)	(8,207)	(28,004)
Transfers due to rider and contingent deferred sales charges	(1,443)	(2,864)	(1,610)	(11,698)	(13,020)	(4,348)	(5,360)	(899)	(10,556)	(6,824)	(2,828)	(2,190)
Transfers due to net charge (credit) to annuitant mortality fluctuation	171	131	128	769	1,594	(21,013)	1,375	-	(2,839)	2,598	(13,803)	79
Transfers between Sub-Accounts and to/from Fixed Account	(1,377,349)	(2,222,817)	(772,498)	(9,105,723)	(210,815)	14,248,642	9,381,907	(830,770)	11,758,563	(6,938,876)	(1,208,802)	10,197,057

Net increase (decrease) in net assets resulting from capital transactions	(2,938,087)	(4,958,434)	(2,184,167)	(24,127,715)	(10,838,188)	9,132,032	4,457,576	(1,047,908)	(10,577,781)	(13,721,415)	(3,649,102)	10,050,767

Total increase (decrease)	(2,578,156)	(3,514,819)	(2,211,138)	(20,536,629)	(6,293,319)	14,866,166	8,347,599	(665,144)	17,343,898	(11,806,060)	(2,483,125)	11,737,912

NET ASSETS, at beginning of the year	13,275,676	26,644,567	12,048,907	134,567,591	135,028,876	67,440,621	81,463,631	9,868,957	189,833,596	63,448,665	19,612,356	15,024,241

NET ASSETS, at end of the year	$10,697,520	$23,129,748	$9,837,769	$114,030,962	$128,735,557	$82,306,787	$89,811,230	$9,203,813	$207,177,494	$51,642,605	$17,129,231	$26,762,153

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account

Investment income
Dividends	$1,188,006	$134,016	$674,412	$100,802	$-	$2,765,971	$-	$174,777	$1,748,625	$685,842	$42,615	$1,447,323

Expenses
Mortality and expense risk fees and administrative charges	733,284	894,095	711,526	246,654	29,730	1,399,465	78,268	39,132	1,304,329	737,017	147,893	404,513

Net investment income (loss)	454,722	(760,079)	(37,114)	(145,852)	(29,730)	1,366,506	(78,268)	135,645	444,296	(51,175)	(105,278)	1,042,810

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,101,008	(2,769,732)	(7,276,472)	(94,639)	18,858	(5,233,680)	446,124	97,315	(5,986,119)	(1,241,756)	(1,665,790)	22,394
Change in net unrealized appreciation/depreciation of investments	1,677,705	10,199,379	9,141,966	1,132,301	109,472	7,033,164	(446,595)	(122,770)	7,156,375	2,681,955	1,990,417	(1,020,685)

Net gain (loss) on investments	2,778,713	7,429,647	1,865,494	1,037,662	128,330	1,799,484	(471)	(25,455)	1,170,256	1,440,199	324,627	(998,291)

Net increase (decrease) in net assets resulting from operations	3,233,435	6,669,568	1,828,380	891,810	98,600	3,165,990	(78,739)	110,190	1,614,552	1,389,024	219,349	44,519

Capital transactions:
Transfer of net premiums	1,880,686	1,346,031	990,323	313,298	116,589	3,023,558	214,810	77,471	4,336,010	973,908	214,775	1,731,947
Transfers due to death benefits	(590,341)	(522,752)	(429,235)	(152,261)	(8,288)	(872,315)	(108,850)	-	(640,854)	(615,151)	(50,122)	(196,583)
Transfers due to annuity benefit payments	(438)	(3,531)	(3,079)	(2,978)	(262)	(6,418)	(313)	(7,305)	(20,248)	(7,416)	(10,989)	(5,375)
Transfers due to withdrawal of funds	(6,078,034)	(9,476,859)	(7,885,628)	(2,575,363)	(268,173)	(12,799,165)	(616,016)	(243,387)	(11,590,118)	(8,658,640)	(1,871,225)	(4,105,689)
Transfers due to loans, net of repayments	(10,975)	(15,343)	(8,603)	(1,916)	(5,754)	(25,023)	(3,794)	(8,309)	(40,480)	(12,139)	(5,554)	(30,537)
Transfers due to rider and contingent deferred sales charges	(4,414)	(7,096)	(5,968)	(1,550)	(685)	(5,267)	(645)	(132)	(5,739)	(4,261)	(1,203)	(2,385)
Transfers due to net charge (credit) to annuitant mortality fluctuation	88	(4,013)	(4,714)	368	68	995	8	1,608	3,291	612	829	(219)
Transfers between Sub-Accounts and to/from Fixed Account	(6,273,509)	(897,936)	(5,850,712)	(3,896,175)	268,826	(8,245,946)	(417,082)	85,273	(5,164,450)	(2,651,550)	(612,963)	9,078,882

Net increase (decrease) in net assets resulting from capital transactions	(11,076,937)	(9,581,499)	(13,197,616)	(6,316,577)	102,321	(18,929,581)	(931,882)	(94,781)	(13,122,588)	(10,974,637)	(2,336,452)	6,470,041

Total increase (decrease)	(7,843,502)	(2,911,931)	(11,369,236)	(5,424,767)	200,921	(15,763,591)	(1,010,621)	15,409	(11,508,036)	(9,585,613)	(2,117,103)	6,514,560

NET ASSETS, at beginning of the year	59,435,925	67,364,133	58,325,243	20,465,336	2,041,020	112,380,695	6,587,436	2,866,093	103,282,546	58,356,357	11,897,092	24,815,992

NET ASSETS, at end of the year	$51,592,423	$64,452,202	$46,956,007	$15,040,569	$2,241,941	$96,617,104	$5,576,815	$2,881,502	$91,774,510	$48,770,744	$9,779,989	$31,330,552

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account

Investment income
Dividends	$274,275	$3,788,437	$2,964	$2,171,808	$-	$2,331,215	$-	$4,532,993	$1,264,469	$5,482,156	$2,260,761	$4,827,496

Expenses
Mortality and expense risk fees and administrative charges	552,873	1,136,071	104,948	626,526	392,828	281,684	1,166,527	1,140,108	1,831,876	1,379,718	2,986,820	1,029,749

Net investment income (loss)	(278,598)	2,652,366	(101,984)	1,545,282	(392,828)	2,049,531	(1,166,527)	3,392,885	(567,407)	4,102,438	(726,059)	3,797,747

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	996,306	86,966	402,320	2,137,493	(81,057)	1,090,747	(10,226,064)	808,295	(7,989,567)	(316,347)	2,825,972	2,549,426
Change in net unrealized appreciation/depreciation of investments	2,361,442	(2,001,029)	(430,549)	(4,594,214)	3,133,884	(1,270,673)	20,140,535	(2,203,972)	13,049,616	(2,507,753)	25,120,923	(5,748,723)

Net gain (loss) on investments	3,357,748	(1,914,063)	(28,229)	(2,456,721)	3,052,827	(179,926)	9,914,471	(1,395,677)	5,060,049	(2,824,100)	27,946,895	(3,199,297)

Net increase (decrease) in net assets resulting from operations	3,079,150	738,303	(130,213)	(911,439)	2,659,999	1,869,605	8,747,944	1,997,208	4,492,642	1,278,338	27,220,836	598,450

Capital transactions:
Transfer of net premiums	1,463,995	4,701,312	171,912	874,438	1,127,174	961,247	3,709,863	2,471,307	4,651,239	1,375,768	8,725,174	2,463,459
Transfers due to death benefits	(434,895)	(615,220)	(96,141)	(258,947)	(236,112)	(80,001)	(610,952)	(1,244,131)	(959,682)	(1,476,418)	(1,473,486)	(890,612)
Transfers due to annuity benefit payments	(24,785)	(3,675)	(774)	(5,932)	(13,254)	(947)	(5,901)	(37,926)	(18,898)	(66,545)	(22,062)	(17,701)
Transfers due to withdrawal of funds	(4,906,380)	(10,439,263)	(867,682)	(5,130,705)	(3,514,797)	(2,468,211)	(9,966,294)	(11,403,225)	(14,932,105)	(12,453,335)	(25,327,694)	(9,019,197)
Transfers due to loans, net of repayments	(20,458)	(31,646)	(4,374)	(4,565)	(16,321)	(7,380)	(61,559)	402	(63,936)	-	(145,321)	(8,173)
Transfers due to rider and contingent deferred sales charges	(7,151)	(18,145)	(866)	(6,294)	(2,583)	(2,182)	(6,939)	(5,191)	(13,392)	(7,141)	(17,958)	(15,568)
Transfers due to net charge (credit) to annuitant mortality fluctuation	3,180	451	30	(2,259)	1,298	164	(1,326)	2,204	(1,636)	7,253	(6,282)	(25,717)
Transfers between Sub-Accounts and to/from Fixed Account	3,366,870	(4,717,282)	(2,120,230)	(2,510,170)	(1,001,312)	637,618	(4,153,191)	273,650	(6,252,539)	(3,172,356)	8,480,427	(4,798,031)

Net increase (decrease) in net assets resulting from capital transactions	(559,624)	(11,123,468)	(2,918,125)	(7,044,434)	(3,655,907)	(959,692)	(11,096,299)	(9,942,910)	(17,590,949)	(15,792,774)	(9,787,202)	(12,311,540)

Total increase (decrease)	2,519,526	(10,385,165)	(3,048,338)	(7,955,873)	(995,908)	909,913	(2,348,355)	(7,945,702)	(13,098,307)	(14,514,436)	17,433,634	(11,713,090)

NET ASSETS, at beginning of the year	39,666,123	85,187,343	9,412,389	50,460,749	30,201,525	21,035,847	88,931,666	87,267,185	144,673,543	110,897,065	220,758,217	83,219,449

NET ASSETS, at end of the year	$42,185,649	$74,802,178	$6,364,051	$42,504,876	$29,205,617	$21,945,760	$86,583,311	$79,321,483	$131,575,236	$96,382,629	$238,191,851	$71,506,359

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

Investment income
Dividends	$440,446	$1,893,095	$1,961,640	$5,598,425	$528,249	$1,178,949	$187,915	$897,271	$11,025	$2,168,015	$10,715,020	$444,034

Expenses
Mortality and expense risk fees and administrative charges	681,531	1,865,729	973,302	1,675,906	452,319	632,279	58,207	353,902	133,603	444,531	2,570,319	518,393

Net investment income (loss)	(241,085)	27,366	988,338	3,922,519	75,930	546,670	129,708	543,369	(122,578)	1,723,484	8,144,701	(74,359)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	2,769,261	(3,383,603)	-	1,326,368	(4,130,548)	(2,858,504)	1,545,832	2,023,934	251,849	897,834	8,488,731	1,457,767
Change in net unrealized appreciation/depreciation of investments	3,278,631	8,962,376	-	(3,769,553)	5,514,344	3,624,301	(1,683,493)	(2,007,897)	333,807	(1,662,534)	6,439,552	1,856,475

Net gain (loss) on investments	6,047,892	5,578,773	-	(2,443,185)	1,383,796	765,797	(137,661)	16,037	585,656	(764,700)	14,928,283	3,314,242

Net increase (decrease) in net assets resulting from operations	5,806,807	5,606,139	988,338	1,479,334	1,459,726	1,312,467	(7,953)	559,406	463,078	958,784	23,072,984	3,239,883

Capital transactions:
Transfer of net premiums	1,054,774	2,919,653	4,550,325	4,982,718	583,363	497,899	172,502	690,477	645,918	2,634,204	3,286,240	1,625,710
Transfers due to death benefits	(232,314)	(1,259,997)	(624,524)	(1,385,996)	(281,933)	(502,546)	-	(206,009)	(221,144)	(178,473)	(1,337,506)	(233,549)
Transfers due to annuity benefit payments	(9,561)	(8,132)	(1,097)	(42,742)	(4,819)	(2,926)	(885)	(3,851)	-	(5,142)	(31,740)	(10,525)
Transfers due to withdrawal of funds	(7,314,344)	(18,514,271)	(23,187,711)	(14,968,619)	(5,404,596)	(7,314,471)	(557,251)	(3,731,262)	(1,009,866)	(3,517,543)	(23,738,851)	(5,307,310)
Transfers due to loans, net of repayments	(10,211)	(50,302)	(60,132)	(56,906)	157	431	(6,684)	(16,311)	(8,311)	(36,435)	(10,878)	(27,987)
Transfers due to rider and contingent deferred sales charges	(2,979)	(9,585)	(5,641)	(13,211)	(1,349)	(1,235)	(605)	(2,848)	(725)	(3,317)	(13,456)	(4,257)
Transfers due to net charge (credit) to annuitant mortality fluctuation	639	(2,034)	467	2,388	220	703	93	483	-	1,065	3,546	(3,357)
Transfers between Sub-Accounts and to/from Fixed Account	425,362	(8,359,453)	8,713,435	3,145,083	(2,105,111)	(3,711,971)	(6,959,527)	34,470	1,009,264	8,398,549	1,043,949	4,293,924

Net increase (decrease) in net assets resulting from capital transactions	(6,088,634)	(25,284,121)	(10,614,878)	(8,337,285)	(7,214,068)	(11,034,116)	(7,352,357)	(3,234,851)	415,136	7,292,908	(20,798,696)	332,649

Total increase (decrease)	(281,827)	(19,677,982)	(9,626,540)	(6,857,951)	(5,754,342)	(9,721,649)	(7,360,310)	(2,675,445)	878,214	8,251,692	2,274,288	3,572,532

NET ASSETS, at beginning of the year	52,056,541	146,800,000	73,183,476	126,082,501	36,260,750	50,955,950	7,360,310	27,727,126	9,614,145	27,418,406	192,362,459	36,207,576

NET ASSETS, at end of the year	$51,774,714	$127,122,018	$63,556,936	$119,224,550	$30,506,408	$41,234,301	$-	$25,051,681	$10,492,359	$35,670,098	$194,636,747	$39,780,108

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account

Investment income
Dividends	$94,196	$-	$-	$1,953,432	$2,253,050	$1,217,780	$657,256	$161,576	$593,914	$110,604	$97,393	$14,050

Expenses
Mortality and expense risk fees and administrative charges	204,034	393,914	183,464	1,861,864	1,729,216	702,878	866,526	130,583	2,452,369	919,999	281,968	114,289

Net investment income (loss)	(109,838)	(393,914)	(183,464)	91,568	523,834	514,902	(209,270)	30,993	(1,858,455)	(809,395)	(184,575)	(100,239)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	432,608	(550,674)	(2,869,955)	(1,985,533)	2,605,451	377,516	598,878	(83,127)	(618,704)	(6,433,691)	(1,137,910)	307,416
Change in net unrealized appreciation/depreciation of investments	595,553	2,495,443	3,162,658	16,267,618	12,287,676	3,006,548	5,346,763	676,156	25,864,437	8,169,893	2,329,280	1,830,851

Net gain (loss) on investments	1,028,161	1,944,769	292,703	14,282,085	14,893,127	3,384,064	5,945,641	593,029	25,245,733	1,736,202	1,191,370	2,138,267

Net increase (decrease) in net assets resulting from operations	918,323	1,550,855	109,239	14,373,653	15,416,961	3,898,966	5,736,371	624,022	23,387,278	926,807	1,006,795	2,038,028

Capital transactions:
Transfer of net premiums	452,113	1,101,972	639,044	4,032,461	7,571,469	9,120,852	15,418,360	1,203,879	7,806,219	2,754,096	685,472	2,518,726
Transfers due to death benefits	(252,861)	(426,981)	(96,468)	(1,055,736)	(802,432)	(302,574)	(510,425)	(59,783)	(1,297,547)	(518,993)	(106,450)	(3,473)
Transfers due to annuity benefit payments	(1,166)	(1,394)	(874)	(5,485)	(22,844)	(11,255)	(4,300)	-	(7,701)	(14,378)	-	(285)
Transfers due to withdrawal of funds	(1,712,046)	(2,852,260)	(1,564,580)	(12,874,893)	(11,977,630)	(3,557,996)	(4,780,088)	(877,448)	(16,322,415)	(6,824,352)	(1,875,845)	(715,509)
Transfers due to loans, net of repayments	(104)	(6,495)	(1,590)	1,028	(44,057)	(30,362)	(37,469)	(13,404)	(26,140)	(3,999)	3,154	(17,827)
Transfers due to rider and contingent deferred sales charges	(2,238)	(3,866)	(2,385)	(12,462)	(13,594)	(3,310)	(3,987)	(1,220)	(9,798)	(7,478)	(3,231)	(789)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(423)	149	(275)	(1,083)	(6,335)	(12,844)	(27,693)	-	(1,633)	1,276	-	(738)
Transfers between Sub-Accounts and to/from Fixed Account	(1,731,442)	(2,402,061)	(2,366,990)	(7,128,819)	2,257,365	28,298,018	29,651,290	37,237	4,774,512	(1,344,866)	(1,238,479)	8,125,376

Net increase (decrease) in net assets resulting from capital transactions	(3,248,167)	(4,590,936)	(3,394,118)	(17,044,989)	(3,038,058)	33,500,529	39,705,688	289,261	(5,084,503)	(5,958,694)	(2,535,379)	9,905,481

Total increase (decrease)	(2,329,844)	(3,040,081)	(3,284,879)	(2,671,336)	12,378,903	37,399,495	45,442,059	913,283	18,302,775	(5,031,887)	(1,528,584)	11,943,509

NET ASSETS, at beginning of the year	15,605,520	29,684,648	15,333,786	137,238,927	122,649,973	30,041,126	36,021,572	8,955,674	171,530,821	68,480,552	21,140,940	3,080,732

NET ASSETS, at end of the year	$13,275,676	$26,644,567	$12,048,907	$134,567,591	$135,028,876	$67,440,621	$81,463,631	$9,868,957	$189,833,596	$63,448,665	$19,612,356	$15,024,241

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account

Investment income
Dividends	$1,341,250	$160,869	$610,099	$131,677	$-	$3,001,324	$-	$37,950	$1,966,982	$921,821	$53,871	$924,782

Expenses
Mortality and expense risk fees and administrative charges	869,509	936,548	891,733	291,810	22,353	1,537,083	91,510	38,430	1,320,652	824,263	176,343	270,011

Net investment income (loss)	471,741	(775,679)	(281,634)	(160,133)	(22,353)	1,464,241	(91,510)	(480)	646,330	97,558	(122,472)	654,771

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	315,388	(8,963,532)	(7,926,967)	(924,378)	(4,541)	(6,606,728)	353,531	114,051	(6,777,277)	(3,125,062)	(1,771,309)	140,350
Change in net unrealized appreciation/depreciation of investments	3,341,990	19,847,242	9,829,776	2,953,767	57,635	12,851,134	421,446	116,416	19,359,671	7,763,290	2,269,072	103,583

Net gain (loss) on investments	3,657,378	10,883,710	1,902,809	2,029,389	53,094	6,244,406	774,977	230,467	12,582,394	4,638,228	497,763	243,933

Net increase (decrease) in net assets resulting from operations	4,129,119	10,108,031	1,621,175	1,869,256	30,741	7,708,647	683,467	229,987	13,228,724	4,735,786	375,291	898,704

Capital transactions:
Transfer of net premiums	2,473,751	1,600,861	1,570,492	462,685	500,224	6,751,250	536,266	265,196	6,652,687	2,023,448	454,982	5,014,526
Transfers due to death benefits	(917,978)	(574,432)	(663,255)	(135,319)	(3,032)	(718,588)	(28,802)	(34,680)	(442,612)	(584,455)	(168,412)	(128,187)
Transfers due to annuity benefit payments	(426)	(2,599)	(2,448)	(2,840)	(263)	(6,308)	(307)	(7,057)	(18,412)	(7,351)	(11,847)	(4,079)
Transfers due to withdrawal of funds	(7,472,453)	(7,775,725)	(6,697,569)	(2,232,536)	(167,529)	(9,009,400)	(578,507)	(139,960)	(8,619,269)	(5,504,514)	(1,435,489)	(2,269,042)
Transfers due to loans, net of repayments	(6,603)	(5,235)	844	(994)	607	(39,620)	(1,550)	-	(54,844)	1,079	(1,993)	(2,313)
Transfers due to rider and contingent deferred sales charges	(4,817)	(7,608)	(7,224)	(2,082)	(396)	(6,179)	(720)	(235)	(6,056)	(4,302)	(1,405)	(1,727)
Transfers due to net charge (credit) to annuitant mortality fluctuation	91	261	318	(1,487)	(743)	945	11	(25,327)	(3,242)	(695)	927	(764)
Transfers between Sub-Accounts and to/from Fixed Account	(10,115,227)	(8,371,952)	(9,055,489)	(1,212,480)	603,159	(6,968,944)	(464,206)	16,754	(5,472,299)	(2,638,620)	(649,363)	10,181,339

Net increase (decrease) in net assets resulting from capital transactions	(16,043,662)	(15,136,429)	(14,854,331)	(3,125,053)	932,027	(9,996,844)	(537,815)	74,691	(7,964,047)	(6,715,410)	(1,812,600)	12,789,753

Total increase (decrease)	(11,914,543)	(5,028,398)	(13,233,156)	(1,255,797)	962,768	(2,288,197)	145,652	304,678	5,264,677	(1,979,624)	(1,437,309)	13,688,457

NET ASSETS, at beginning of the year	71,350,468	72,392,531	71,558,399	21,721,133	1,078,252	114,668,892	6,441,784	2,561,415	98,017,869	60,335,981	13,334,401	11,127,535

NET ASSETS, at end of the year	$59,435,925	$67,364,133	$58,325,243	$20,465,336	$2,041,020	$112,380,695	$6,587,436	$2,866,093	$103,282,546	$58,356,357	$11,897,092	$24,815,992

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account

Investment income
Dividends	$274,918	$4,205,025	$55,001	$982,285	$-	$1,492,804	$-	$879,159	$451,607	$5,751,382	$2,408,088	$5,113,929

Expenses
Mortality and expense risk fees and administrative charges	506,882	1,292,111	127,805	658,929	411,987	261,516	1,142,865	1,165,363	1,952,890	1,605,873	2,656,007	1,122,273

Net investment income (loss)	(231,964)	2,912,914	(72,804)	323,356	(411,987)	1,231,288	(1,142,865)	(286,204)	(1,501,283)	4,145,509	(247,919)	3,991,656

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	514,492	404,001	1,209,970	1,342,106	(1,240,555)	670,171	(10,031,820)	161,363	(7,095,607)	459,511	(344,291)	36,905
Change in net unrealized appreciation/depreciation of investments	3,410,025	(732,357)	(532,393)	4,874,415	4,797,867	1,126,613	25,166,407	7,043,814	15,996,110	59,411	33,286,758	1,643,717

Net gain (loss) on investments	3,924,517	(328,356)	677,577	6,216,521	3,557,312	1,796,784	15,134,587	7,205,177	8,900,503	518,922	32,942,467	1,680,622

Net increase (decrease) in net assets resulting from operations	3,692,553	2,584,558	604,773	6,539,877	3,145,325	3,028,072	13,991,722	6,918,973	7,399,220	4,664,431	32,694,548	5,672,278

Capital transactions:
Transfer of net premiums	3,011,478	6,950,809	569,330	1,581,064	1,555,686	1,277,062	6,017,246	3,648,282	9,414,632	3,383,555	14,739,009	6,148,184
Transfers due to death benefits	(266,318)	(1,779,547)	(97,533)	(218,732)	(259,426)	(73,155)	(563,419)	(966,513)	(1,376,646)	(1,174,533)	(1,502,856)	(871,058)
Transfers due to annuity benefit payments	(24,649)	(3,737)	(770)	(5,545)	(12,636)	(866)	(5,128)	(30,209)	(17,261)	(68,529)	(17,866)	(13,517)
Transfers due to withdrawal of funds	(2,836,681)	(9,860,831)	(823,926)	(4,317,121)	(3,047,501)	(2,109,007)	(8,456,105)	(9,103,779)	(12,144,435)	(11,640,182)	(17,050,250)	(8,611,471)
Transfers due to loans, net of repayments	(11,672)	9,859	(307)	(10,045)	(8,586)	(5,855)	(78,574)	2,618	(57,653)	-	(85,097)	(8,447)
Transfers due to rider and contingent deferred sales charges	(7,342)	(20,516)	(1,119)	(6,722)	(2,893)	(2,327)	(7,171)	(5,871)	(14,546)	(8,312)	(16,588)	(17,310)
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,077	468	35	(81)	(1,077)	(603)	478	(79,280)	(8,346)	1,140	612	(4,053)
Transfers between Sub-Accounts and to/from Fixed Account	378,688	(11,007,209)	(685,396)	(915,934)	(2,179,336)	704,201	(4,491,803)	2,705,052	20,397	(16,862,812)	8,065,351	(868,816)

Net increase (decrease) in net assets resulting from capital transactions	245,581	(15,710,704)	(1,039,686)	(3,893,116)	(3,955,769)	(210,550)	(7,584,476)	(3,829,700)	(4,183,858)	(26,369,673)	4,132,315	(4,246,488)

Total increase (decrease)	3,938,134	(13,126,146)	(434,913)	2,646,761	(810,444)	2,817,522	6,407,246	3,089,273	3,215,362	(21,705,242)	36,826,863	1,425,790

NET ASSETS, at beginning of the year	35,727,989	98,313,489	9,847,302	47,813,988	31,011,969	18,218,325	82,524,420	84,177,912	141,458,181	132,602,307	183,931,354	81,793,659

NET ASSETS, at end of the year	$39,666,123	$85,187,343	$9,412,389	$50,460,749	$30,201,525	$21,035,847	$88,931,666	$87,267,185	$144,673,543	$110,897,065	$220,758,217	$83,219,449

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

Investment income
Dividends	$721,353	$1,261,366	$836,877	$6,242,886	$410,484	$1,171,809	$147,326	$108,442	$53,176	$827,794	$-	$337,080

Expenses
Mortality and expense risk fees and administrative charges	666,930	2,039,844	1,221,459	1,699,309	519,273	751,095	85,219	343,665	103,943	230,904	2,484,231	441,113

Net investment income (loss)	54,423	(778,478)	(384,582)	4,543,577	(108,789)	420,714	62,107	(235,223)	(50,767)	596,890	(2,484,231)	(104,033)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,609,282	(4,265,105)	-	1,148,151	(4,681,714)	(3,693,070)	110,007	860,983	147,875	275,281	4,434,594	712,144
Change in net unrealized appreciation/depreciation of investments	5,603,880	16,118,046	-	2,791,608	7,447,139	7,225,867	889,185	3,175,920	490,789	1,762,044	25,918,867	4,607,380

Net gain (loss) on investments	7,213,162	11,852,941	-	3,939,759	2,765,425	3,532,797	999,192	4,036,903	638,664	2,037,325	30,353,461	5,319,524

Net increase (decrease) in net assets resulting from operations	7,267,585	11,074,463	(384,582)	8,483,336	2,656,636	3,953,511	1,061,299	3,801,680	587,897	2,634,215	27,869,230	5,215,491

Capital transactions:
Transfer of net premiums	2,072,176	5,174,488	12,596,615	9,642,702	906,829	850,699	604,701	1,590,132	1,646,631	4,208,735	7,484,491	2,040,420
Transfers due to death benefits	(308,522)	(1,633,347)	(1,828,382)	(946,073)	(425,733)	(710,402)	(122,148)	(163,431)	(88,712)	(160,958)	(1,269,224)	(144,975)
Transfers due to annuity benefit payments	(8,978)	(7,504)	(597)	(43,308)	(4,692)	(2,874)	(1,767)	(3,561)	-	(2,045)	(28,893)	(9,010)
Transfers due to withdrawal of funds	(4,923,742)	(14,147,257)	(29,452,206)	(12,236,125)	(4,074,641)	(6,315,358)	(457,444)	(2,544,896)	(695,883)	(1,380,804)	(16,589,549)	(2,594,797)
Transfers due to loans, net of repayments	(7,977)	(35,184)	(12,610)	(18,134)	7,044	(7,553)	3,262	(8,473)	(1,251)	(22,281)	(23,287)	(6,839)
Transfers due to rider and contingent deferred sales charges	(2,980)	(10,838)	(6,583)	(14,035)	(1,555)	(1,321)	(851)	(2,813)	(809)	(1,802)	(13,436)	(4,134)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(3,075)	(583)	278	(4,139)	245	(5,647)	(727)	(4,340)	-	(15,035)	(4,320)	(2,697)
Transfers between Sub-Accounts and to/from Fixed Account	(550,461)	(5,576,910)	(8,782,110)	(1,600,492)	(1,860,847)	(3,526,285)	224,439	1,890,199	3,714,953	13,347,306	862,188	2,017,296

Net increase (decrease) in net assets resulting from capital transactions	(3,733,559)	(16,237,135)	(27,485,595)	(5,219,604)	(5,453,350)	(9,718,741)	249,465	752,817	4,574,929	15,973,116	(9,582,030)	1,295,264

Total increase (decrease)	3,534,026	(5,162,672)	(27,870,177)	3,263,732	(2,796,714)	(5,765,230)	1,310,764	4,554,497	5,162,826	18,607,331	18,287,200	6,510,755

NET ASSETS, at beginning of the year	48,522,515	151,962,672	101,053,653	122,818,769	39,057,464	56,721,180	6,049,546	23,172,629	4,451,319	8,811,075	174,075,259	29,696,821

NET ASSETS, at end of the year	$52,056,541	$146,800,000	$73,183,476	$126,082,501	$36,260,750	$50,955,950	$7,360,310	$27,727,126	$9,614,145	$27,418,406	$192,362,459	$36,207,576

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Multi-Account A (the “Separate Account”) was established on August 3, 1994 as a separate investment account of C.M. Life.

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier Segment, Panorama Passage® Segment and MassMutual Artistry Segment.

The Panorama Passage® Segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier one is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account consists of forty-seven sub-accounts which invest in the following mutual funds of the same name:

AIM Variable Investment Funds (“AIM V.I.”), (prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.), is a open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account contract owners: AIM V.I. Financial Services Fund (Series I Shares) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Global Health Care Fund (Series I Shares) (prior to July 1, 2005, this fund was called AIM V.I. Health Sciences Fund) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I shares) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to May 1, 2004, INVESCO Funds Group, Inc. was the Fund’s adviser and prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was sub-adviser to the Funds).

American Century Variable Portfolios, Inc. (“American Century VP”), is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account contract owners: American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc., is the investment adviser to these Funds.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account contract owners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to these Funds.

Calvert Variable Series, Inc. (“Calvert”), is a management investment company consisting of separate portfolios of investments. One of its Portfolios is available to Separate Account contract owners: Calvert Social Balanced Portfolio. Calvert Asset Management Company, Inc. is the investment adviser to the fixed income portion of the Portfolio. New Amsterdam Partners LLC and SSgA Funds Management, Inc. are the investment advisers to the equity assets of the Portfolio. Prior to June 30, 2004, Brown Capital Management, Inc. was the Portfolio sub-adviser along with SSgA Funds Management, Inc.

Notes To Financial Statements (Continued)

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account contract owners: Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity® VIP Growth Portfolio (Service Class) and Fidelity® VIP Growth Opportunities Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account contract owners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account contract owners: Janus Aspen Balanced Portfolio (Institutional), Janus Aspen Forty Portfolio (Institutional) (prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio) and Janus Aspen Worldwide Growth Portfolio (Institutional). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with two of its separate Series of shares available to Separate Account contract owners: MFS® Investors Trust Series and MFS® New Discovery Series. Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all six of its separate series (“MML Trust Funds”) available to Separate Account contract owners: MML Emerging Growth Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with seven of its eight separate series (“MML II Trust Funds”) available to Separate Account contract owners: MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each serve as investment sub-

Notes To Financial Statements (Continued)

adviser to a portion of the MML Equity Fund. (Effective January 27, 2006, OppenheimerFunds, Inc. replaced Babson Capital Management LLC as the co-sub-adviser to the MML Equity Fund.)

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to Separate Account contract owners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA (prior to May 1, 2004, this fund was called Oppenheimer Multiple Strategies Fund/VA), Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account contract owners: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Fund/Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”) (effective February 6, 2006, renamed DWS VIT Funds), is an investment company registered under the 1940 Act with one of its Funds available to Separate Account contract owners: Scudder VIT Small Cap Index Fund (effective February 6, 2006, renamed DWS Small Cap Index VIP). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A. serves as the investment sub-adviser to this Fund.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with three of its Portfolios available to Separate Account contract owners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

In addition to the forty-seven sub-accounts, some contract owners may also allocate funds to the Fixed Account which is part of C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value per share of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account is part of C.M. Life’s total operations and is not taxed separately. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the the Separate Account’s investment performance. Accordingly, no

Notes To Financial Statements (Continued)

provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loan

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account.

G.	Annuitant Mortality Fluctuation Reserve

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is changed quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to C.M. Life totaled $35,103 and $190,298 for the years ended December 31, 2005 and 2004, respectively. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the Annuity 2000 table.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub- Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account

Cost of purchases	$581,654	$781,623	$806,782	$4,513,851	$20,583,138	$18,616,551	$13,293,891	$1,001,114	$12,509,911	$2,124,627	$694,446	$12,746,482
Proceeds from sales	(3,532,181)	(6,064,431)	(3,133,204)	(27,668,209)	(18,503,559)	(8,789,519)	(8,449,266)	(2,012,605)	(25,015,830)	(16,292,942)	(4,420,607)	(2,690,982)

	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account
Cost of purchases	$2,567,831	$2,660,164	$1,432,024	$597,166	$757,937	$5,046,647	$508,636	$514,307	$5,582,367	$1,876,207	$612,525	$14,608,670
Proceeds from sales	(13,164,898)	(12,962,666)	(14,654,916)	(7,003,678)	(684,703)	(22,592,150)	(1,530,869)	(471,293)	(18,202,345)	(12,743,388)	(3,053,891)	(7,165,220)

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Cost of purchases	$4,841,763	$7,819,763	$588,186	$3,787,814	$2,470,616	$5,275,938	$2,795,778	$8,200,738	$4,804,536	$6,486,565	$13,006,347	$13,475,441
Proceeds from sales	(5,698,043)	(16,194,965)	(3,569,719)	(9,222,409)	(6,511,653)	(4,145,164)	(15,028,735)	(14,748,633)	(22,853,054)	(18,169,981)	(23,553,129)	(22,019,630)

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Cost of purchases	$4,251,917	$3,639,396	$38,291,749	$13,937,837	$1,144,968	$1,753,037	$1,686,604	$4,833,198	$2,101,357	$14,621,832	$16,676,409	$6,510,340
Proceeds from sales	(10,547,935)	(28,769,631)	(47,743,187)	(18,333,654)	(8,256,084)	(12,223,073)	(8,909,215)	(7,549,323)	(1,808,363)	(5,605,983)	(29,355,867)	(6,248,956)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2005 were as follows:

December 31, 2005	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub- Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account

Units purchased	18,112	67,432	126,285	221,468	293,354	320,649	358,863	77,135	477,140	221,907	56,251	129,197
Units withdrawn	(143,273)	(313,581)	(655,936)	(1,436,381)	(1,004,569)	(722,666)	(717,769)	(97,863)	(1,824,007)	(1,077,013)	(383,039)	(137,493)
Units transferred between Sub-Accounts and to/from the Fixed Account	(112,144)	(212,063)	(294,051)	(786,915)	(17,604)	1,131,236	694,040	(86,678)	783,125	(896,656)	(166,696)	623,953

Net increase (decrease)	(237,305)	(458,212)	(823,702)	(2,001,828)	(728,819)	729,219	335,134	(107,406)	(563,742)	(1,751,762)	(493,484)	615,657

December 31, 2005 (Continued)	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account
Units purchased	188,598	157,166	137,754	36,286	8,964	312,685	41,003	7,450	456,135	116,301	33,724	160,622
Units withdrawn	(660,672)	(975,155)	(1,007,165)	(300,563)	(21,500)	(1,420,823)	(140,538)	(26,358)	(1,352,702)	(1,054,514)	(253,175)	(401,226)
Units transferred between Sub-Accounts and to/from the Fixed Account	(622,893)	(99,456)	(712,143)	(421,428)	21,451	(851,184)	(78,959)	8,788	(559,674)	(306,200)	(79,684)	834,712

Net increase (decrease)	(1,094,967)	(917,445)	(1,581,554)	(685,705)	8,915	(1,959,322)	(178,494)	(10,120)	(1,456,241)	(1,244,413)	(299,135)	594,108

December 31, 2005 (Continued)	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	145,468	365,759	46,649	64,597	113,136	59,789	664,390	217,083	573,861	93,116	762,807	212,341
Units withdrawn	(529,872)	(840,509)	(259,649)	(360,760)	(279,106)	(156,057)	(1,292,028)	(1,068,198)	(1,588,291)	(928,951)	(1,820,500)	(831,548)
Units transferred between Sub-Accounts and to/from the Fixed Account	332,237	(355,961)	(565,019)	(171,009)	(73,508)	37,666	(508,973)	21,742	(619,928)	(211,484)	530,141	(395,207)

Net increase (decrease)	(52,167)	(830,711)	(778,019)	(467,172)	(239,478)	(58,602)	(1,136,611)	(829,373)	(1,634,358)	(1,047,319)	(527,552)	(1,014,414)

December 31, 2005 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub- Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	104,637	336,844	424,161	361,116	57,944	44,066	22,158	54,049	51,241	190,598	219,420	160,320
Units withdrawn	(506,644)	(2,125,610)	(2,061,426)	(1,163,038)	(492,375)	(624,615)	(74,137)	(277,543)	(97,519)	(269,517)	(1,345,326)	(511,365)
Units transferred between Sub-Accounts and to/from the Fixed Account	31,277	(903,469)	781,296	218,802	(183,224)	(329,041)	(892,156)	(2,433)	79,521	613,809	76,194	400,862

Net increase (decrease)	(370,730)	(2,692,235)	(855,969)	(583,120)	(617,655)	(909,590)	(944,135)	(225,927)	33,243	534,890	(1,049,712)	49,817

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

December 31, 2004	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account	INVESCO Financial Services Sub-Account	INVESCO Health Sciences Sub-Account	INVESCO Technology Sub-Account

Units purchased	419,391	537,182	785,574	1,218,041	135,209	690,471	397,172	98,746	178,939	39,405	113,509	247,031
Units withdrawn	(1,275,063)	(923,203)	(341,542)	(430,274)	(104,728)	(1,343,685)	(976,344)	(284,018)	(51,262)	(163,238)	(320,910)	(642,776)
Units transferred between Sub-Accounts and to/from the Fixed Account	(632,389)	163,565	2,410,613	2,311,028	3,611	385,389	(191,658)	(179,110)	571,150	(145,047)	(237,937)	(965,286)

Net increase (decrease)	(1,488,061)	(222,456)	2,854,645	3,098,795	34,092	(267,825)	(770,830)	(364,382)	698,827	(268,881)	(445,338)	(1,361,031)

December 31, 2004 (Continued)	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account
Units purchased	265,181	199,132	213,052	58,754	40,211	744,984	107,865	28,828	795,087	252,719	68,994	476,426
Units withdrawn	(883,365)	(932,957)	(926,655)	(285,315)	(14,243)	(1,075,735)	(124,933)	(22,907)	(1,109,492)	(737,148)	(219,111)	(227,761)
Units transferred between Sub-Accounts and to/from the Fixed Account	(1,068,442)	(950,342)	(1,138,608)	(148,287)	41,835	(764,644)	(109,037)	(683)	(660,806)	(338,285)	(84,398)	963,786

Net increase (decrease)	(1,686,626)	(1,684,167)	(1,852,211)	(374,848)	67,803	(1,095,395)	(126,105)	5,238	(975,211)	(822,714)	(234,515)	1,212,451

December 31, 2004 (Continued)	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	322,664	547,778	157,322	121,011	154,148	89,171	1,068,880	380,973	234,914	1,082,718	1,294,997	535,028
Units withdrawn	(336,040)	(901,939)	(260,304)	(329,846)	(275,316)	(151,654)	(1,271,478)	(954,381)	(881,163)	(1,394,633)	(1,446,765)	(821,907)
Units transferred between Sub-Accounts and to/from the Fixed Account	39,624	(850,382)	(229,684)	(67,461)	(181,403)	44,795	(651,207)	242,839	(1,166,545)	(306)	590,339	(95,943)

Net increase (decrease)	26,248	(1,204,543)	(332,666)	(276,296)	(302,571)	(17,688)	(853,805)	(330,569)	(1,812,794)	(312,221)	438,571	(382,822)

December 31, 2004 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	206,305	613,419	1,122,290	733,061	106,936	83,111	87,776	129,310	136,503	340,818	530,953	220,218
Units withdrawn	(417,460)	(1,808,948)	(2,757,000)	(991,436)	(411,960)	(612,084)	(85,955)	(210,385)	(65,483)	(131,724)	(1,108,197)	(287,078)
Units transferred between Sub-Accounts and to/from the Fixed Account	(27,955)	(632,964)	(722,320)	(125,045)	(174,080)	(310,396)	29,363	143,603	306,729	1,054,752	51,591	213,111

Net increase (decrease)	(239,110)	(1,828,493)	(2,357,030)	(383,420)	(479,104)	(839,369)	31,184	62,528	377,749	1,263,846	(525,653)	146,251

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding (years 2003 through 2005—total units; prior years—accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2005 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

AIM V.I. Financial Services Sub-Account
2005	810,126	$11.77 to $13.24	$10,697,520	1.26%	1.18% to 2.00%	4.18% to 4.67%
2004	1,047,431	11.24 to 12.80	13,275,676	0.65	1.18 to 2.00	6.90 to 7.40
2003	1,316,312	10.47 to 11.94	15,605,520	0.53	1.18 to 1.65	22.00 to 28.06
2002	1,414,849	8.17 to 9.35	13,159,809	(0.87)	1.18 to 1.49	(16.16) to (15.90)
2001	1,429,884	9.72 to 11.14	15,886,973	(0.98)	1.18 to 1.49	(11.22) to (10.95)

AIM V.I. Global Health Care Sub-Account
2005	2,039,437	10.08 to 11.44	23,129,748	-	1.18 to 2.00	6.38 to 6.88
2004	2,497,649	9.44 to 10.83	26,644,567	-	1.18 to 2.00	5.81 to 6.31
2003	2,942,987	8.88 to 10.21	29,684,648	-	1.18 to 1.65	18.21 to 26.28
2002	3,087,251	7.03 to 8.10	24,804,730	(1.42)	1.18 to 1.49	(25.57) to (25.34)
2001	2,992,924	9.41 to 10.88	32,421,742	(1.08)	1.18 to 1.49	(13.89) to (13.62)

AIM V.I. Technology Sub-Account
2005	3,539,508	2.66 to 2.77	9,837,769	-	1.18 to 2.00	0.51 to 0.98
2004	4,363,210	2.64 to 2.77	12,048,907	-	1.18 to 2.00	2.92 to 3.41
2003	5,724,241	2.55 to 2.69	15,333,786	-	1.18 to 1.65	31.91 to 43.59
2002	5,320,830	1.78 to 1.88	9,960,396	(1.43)	1.18 to 1.49	(47.63) to (47.47)
2001	5,086,067	3.38 to 3.58	18,189,518	(1.48)	1.18 to 1.49	(46.63) to (46.47)

American Century VP Income & Growth Sub-Account
2005	9,362,297	9.50 to 10.43	114,030,962	2.10	1.18 to 2.00	2.92% to 3.41
2004	11,364,125	9.19 to 13.01	134,567,591	1.46	1.18 to 2.00	11.14 to 11.67
2003	12,852,186	8.23 to 11.68	137,238,927	1.32	1.18 to 1.65	23.54 to 27.84
2002	13,636,995	6.44 to 9.16	114,941,441	(0.34)	1.18 to 1.49	(20.56) to (20.32)
2001	13,362,061	8.08 to 11.52	144,187,812	(0.59)	1.18 to 1.49	(9.72) to (9.43)

American Century VP Value Sub-Account
2005	8,213,614	16.17 to 16.60	128,735,557	0.89	1.18 to 2.00	3.32 to 3.81
2004	8,942,433	14.61 to 15.99	135,028,876	1.00	1.18 to 2.00	12.46 to 12.99
2003	9,164,889	12.96 to 13.93	122,649,973	1.07	1.18 to 1.65	24.07 to 27.45
2002	9,118,766	10.19 to 11.10	96,184,100	4.38	1.18 to 1.49	(13.91) to (13.65)
2001	6,217,893	11.83 to 12.86	76,031,079	(0.71)	1.18 to 1.49	11.14 to 11.49

American Funds® Asset Allocation Sub-Account
2005	6,175,175	13.24 to 13.41	82,306,787	2.32	1.18 to 2.00	7.36 to 7.86
2004	5,445,956	12.34 to 12.43	67,440,621	2.39	1.18 to 2.00	6.57 to 7.07
2003	2,591,311	11.58 to 11.61	30,041,126	4.16	1.18 to 1.65	15.75 to 16.11

American Funds® Growth-Income Sub-Account
2005	6,308,959	14.14 to 14.32	89,811,230	1.35	1.18 to 2.00	4.11 to 4.59
2004	5,973,825	13.58 to 13.69	81,463,631	1.04	1.18 to 2.00	8.57 to 9.08
2003	2,875,030	12.51 to 12.55	36,021,572	1.86	1.18 to 1.65	25.09 to 25.49

Calvert Social Balanced Sub-Account
2005	934,582	9.65 to 9.85	9,203,813	1.71	1.18 to 2.00	3.93 to 4.41
2004	1,041,988	9.24 to 9.55	9,868,957	1.70	1.18 to 2.00	6.49 to 6.99
2003	1,007,896	8.64 to 8.94	8,955,674	2.03	1.18 to 1.65	13.77 to 17.92
2002	929,854	7.32 to 7.60	7,035,220	1.76	1.18 to 1.49	(13.45) to (13.18)
2001	605,912	8.44 to 8.77	5,306,100	5.89	1.18 to 1.49	(8.32) to (8.04)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Fidelity® VIP Contrafund® Sub-Account
2005	12,628,322	$12.01 to $13.81	$207,177,494	0.29%	1.18% to 2.00%	15.03% to 15.57%
2004	13,192,064	10.39 to 15.86	189,833,596	0.34	1.18 to 2.00	13.59 to 14.12
2003	13,459,889	9.11 to 13.93	171,530,821	0.46	1.18 to 1.65	23.99 to 26.96
2002	13,568,719	7.17 to 10.99	137,907,240	(0.58)	1.18 to 1.49	(10.69) to (10.41)
2001	13,392,829	8.01 to 12.30	154,389,022	2.20	1.18 to 1.49	(13.55) to (13.28)

Fidelity® VIP Growth Sub-Account
2005	6,482,758	6.47 to 8.26	51,642,605	0.42	1.18 to 2.00	3.95 to 4.44
2004	8,234,520	6.20 to 7.97	63,448,665	0.17	1.18 to 2.00	1.57 to 2.05
2003	9,005,350	6.07 to 7.83	68,480,552	0.19	1.18 to 1.65	24.47 to 31.23
2002	9,342,564	4.63 to 5.99	54,642,351	(1.28)	1.18 to 1.49	(31.23) to (31.02)
2001	9,535,965	6.71 to 8.70	81,304,659	5.75	1.18 to 1.49	(18.95) to (18.70)

Fidelity® VIP Growth Opportunities Sub-Account
2005	2,161,619	8.02 to 8.08	17,129,231	0.87	1.18 to 2.00	7.09 to 7.59
2004	2,655,103	7.29 to 7.57	19,612,356	0.49	1.18 to 2.00	5.31 to 5.80
2003	3,019,485	6.90 to 7.17	21,140,940	0.64	1.18 to 1.65	21.00 to 28.14
2002	3,234,439	5.40 to 5.62	17,720,442	(0.48)	1.18 to 1.49	(23.07) to (22.83)
2001	3,593,628	7.01 to 7.30	25,579,760	(1.23)	1.18 to 1.49	(15.71) to (15.45)

Franklin Small Cap Value Securities Sub-Account
2005	1,547,669	17.18 to 17.40	26,762,153	0.75	1.18 to 2.00	6.99 to 7.49
2004	932,012	16.06 to 16.18	15,024,241	0.17	1.18 to 2.00	21.72 to 22.30
2003	233,185	13.19 to 13.23	3,080,732	0.06	1.18 to 1.65	31.91 to 32.33

Janus Aspen Balanced Sub-Account
2005	4,831,848	10.59 to 10.70	51,592,423	2.21	1.18 to 2.00	6.19 to 6.69
2004	5,926,815	9.98 to 10.05	59,435,925	2.12	1.18 to 2.00	6.75 to 7.25
2003	7,613,441	9.35 to 9.39	71,350,468	2.16	1.18 to 1.65	9.30 to 12.71
2002	8,625,396	8.29 to 8.35	71,891,227	1.34	1.18 to 1.49	(7.83) to (7.54)
2001	5,340,846	8.97 to 9.05	48,276,982	1.93	1.18 to 1.49	(6.08) to (5.79)

Janus Aspen Forty Sub-Account
2005	5,875,616	8.25 to 11.22	64,452,202	0.21	1.18 to 2.00	11.01 to 11.53
2004	6,793,061	7.39 to 10.14	67,364,133	0.24	1.18 to 2.00	16.30 to 16.84
2003	8,477,228	6.33 to 8.70	72,392,531	0.47	1.18 to 1.65	16.66 to 19.12
2002	10,008,267	5.31 to 7.33	72,280,099	(0.86)	1.18 to 1.49	(16.92) to (16.66)
2001	11,578,874	6.37 to 8.82	101,131,030	(0.23)	1.18 to 1.49	(22.84) to (22.60)

Janus Aspen Worldwide Growth Sub-Account
2005	5,430,003	6.16 to 8.66	46,956,007	1.33	1.18 to 2.00	4.14 to 4.63
2004	7,011,557	5.89 to 8.49	58,325,243	0.97	1.18 to 2.00	3.06 to 3.55
2003	8,863,768	5.69 to 8.22	71,558,399	1.10	1.18 to 1.65	22.16 to 24.11
2002	11,034,133	4.64 to 6.72	73,144,683	(0.56)	1.18 to 1.49	(26.61) to (26.38)
2001	12,956,291	6.30 to 9.15	117,496,524	(1.00)	1.18 to 1.49	(23.59) to (23.35)

MFS® Investors Trust Sub-Account
2005	1,591,572	8.73 to 9.73	15,040,569	0.58	1.18 to 2.00	5.56 to 6.06
2004	2,277,277	8.23 to 9.24	20,465,336	0.64	1.18 to 2.00	9.53 to 10.05
2003	2,652,125	7.48 to 8.42	21,721,133	0.67	1.18 to 1.65	16.85 to 20.72
2002	3,024,490	6.20 to 7.00	20,591,646	(0.89)	1.18 to 1.49	(22.13) to (21.89)
2001	3,127,290	7.93 to 8.99	27,323,671	1.58	1.18 to 1.49	(17.20) to (16.95)

MFS® New Discovery Sub-Account
2005	161,172	13.83 to 14.00	2,241,941	-	1.18 to 2.00	3.53 to 4.01
2004	152,257	13.36 to 13.46	2,041,020	-	1.18 to 2.00	4.78 to 5.27
2003	84,454	12.75 to 12.79	1,078,252	-	1.18 to 1.65	27.49 to 27.89

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Blend Sub-Account
2005	9,692,633	$10.28 to $10.30	$96,617,104	2.67%	1.18% to 2.00%	2.96% to 3.44%
2004	11,651,955	9.34 to 10.01	112,380,695	2.66	1.18 to 2.00	6.90 to 7.41
2003	12,747,350	8.72 to 9.35	114,668,892	2.62	1.18 to 1.65	13.05 to 17.32
2002	13,169,606	7.45 to 8.00	101,169,955	1.58	1.18 to 1.49	(12.84) to (12.57)
2001	12,511,453	8.53 to 9.17	109,715,801	17.19	1.18 to 1.49	(7.15) to (6.86)

MML Emerging Growth Sub-Account
2005	1,012,123	5.46 to 5.61	5,576,815	-	1.18 to 2.00	(0.70) to (0.23)
2004	1,190,617	5.50 to 5.62	6,587,436	-	1.18 to 2.00	12.79 to 13.32
2003	1,316,722	4.87 to 4.96	6,441,784	-	1.18 to 1.65	38.55 to 44.20
2002	1,050,760	3.39 to 3.44	3,572,715	(1.44)	1.18 to 1.49	(43.32) to (43.14)
2001	882,412	5.99 to 6.05	5,287,608	(1.49)	1.18 to 1.49	(17.66) to (17.40)

MML Enhanced Index Core Equity Sub-Account
2005	283,402	10.01 to 13.80	2,881,502	6.16	1.18 to 2.00	3.78 to 4.27
2004	293,522	9.64 to 13.23	2,866,093	1.38	1.18 to 2.00	9.07 to 9.59
2003	288,284	8.84 to 12.07	2,561,415	1.15	1.18 to 1.65	(11.58) to 25.39
2002	212,418	7.07 to 7.08	1,501,662	(0.27)	1.40 to 1.49	(22.92) to (22.85)
2001	78,399	9.17	718,871	0.67	1.40 to 1.49	(8.33) to (8.27)

MML Equity Sub-Account
2005	9,750,917	9.79 to 10.12	91,774,510	1.79	1.18 to 2.00	1.44 to 1.92
2004	11,207,158	8.60 to 9.93	103,282,546	2.00	1.18 to 2.00	13.95 to 14.49
2003	12,182,369	7.53 to 8.68	98,017,869	1.81	1.18 to 1.65	22.33 to 26.00
2002	12,440,154	5.99 to 6.89	79,635,234	1.53	1.18 to 1.49	(20.74) to (20.50)
2001	11,462,998	7.55 to 8.66	91,298,855	29.21	1.18 to 1.49	(15.99) to (15.72)

MML Equity Index Sub-Account
2005	5,348,821	8.32 to 9.46	48,770,744	1.30	1.18 to 2.00	2.83 to 3.31
2004	6,593,234	8.06 to 9.22	58,356,357	1.57	1.18 to 2.00	8.61 to 9.13
2003	7,415,948	7.38 to 8.48	60,335,981	1.34	1.18 to 1.65	21.09 to 26.58
2002	7,625,057	5.83 to 6.72	49,158,578	(0.42)	1.18 to 1.49	(23.61) to (23.38)
2001	8,447,098	7.61 to 8.80	71,430,053	(0.56)	1.18 to 1.49	(13.63) to (13.36)

MML Growth Equity Sub-Account
2005	1,274,111	5.84 to 7.81	9,779,989	0.40	1.18 to 2.00	2.18 to 2.66
2004	1,573,246	5.69 to 7.82	11,897,092	0.43	1.18 to 2.00	3.16 to 3.65
2003	1,807,761	5.49 to 7.56	13,334,401	0.02	1.18 to 1.65	14.81 to 21.46
2002	1,987,920	4.52 to 6.24	12,213,989	(1.42)	1.18 to 1.49	(28.82) to (28.60)
2001	2,008,846	6.33 to 8.76	17,441,135	(1.43)	1.18 to 1.49	(26.33) to (26.10)

MML Inflation-Protected Bond Sub-Account
2005	2,880,282	10.81 to 10.95	31,330,552	4.95	1.18 to 2.00	(0.04) to 0.43
2004	2,286,174	10.82 to 10.90	24,815,992	4.54	1.18 to 2.00	4.51 to 5.00
2003	1,073,723	10.35 to 10.38	11,127,535	2.19	1.18 to 1.65	3.50 to 3.83

MML Large Cap Value Sub-Account
2005	3,913,500	10.69 to 10.84	42,185,649	0.68	1.18 to 2.00	7.50 to 8.01
2004	3,965,667	9.95 to 10.03	39,666,123	0.75	1.18 to 2.00	10.02 to 10.54
2003	3,939,419	9.04 to 9.08	35,727,989	0.77	1.18 to 1.65	24.44 to 28.07
2002	3,597,066	7.09 to 7.11	25,753,235	(0.71)	1.18 to 1.49	(17.50) to (17.24)
2001	2,756,422	8.56 to 8.61	23,770,394	(0.85)	1.18 to 1.49	(12.48) to (12.21)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Managed Bond Sub-Account
2005	5,627,985	$12.98 to $13.36	$74,802,178	4.73%	1.18% to 2.00%	0.69% to 1.16%
2004	6,458,696	12.83 to 13.30	85,187,343	4.66	1.18 to 2.00	2.76 to 3.25
2003	7,663,239	12.43 to 12.92	98,313,489	5.17	1.18 to 1.65	1.59 to 4.35
2002	8,520,356	11.91 to 12.42	105,222,852	4.98	1.18 to 1.49	6.80 to 7.13
2001	5,402,180	11.12 to 11.63	62,546,043	5.79	1.18 to 1.49	6.29 to 6.62

MML OTC 100 Sub-Account
2005	1,626,564	3.88 to 3.98	6,364,051	0.04	1.18 to 2.00	(0.36) to 0.11
2004	2,404,583	3.89 to 3.98	9,412,389	0.60	1.18 to 2.00	8.56 to 9.07
2003	2,737,249	3.58 to 3.64	9,847,302	-	1.18 to 1.65	30.50 to 46.89
2002	1,262,280	2.45 to 2.48	3,101,777	(1.43)	1.18 to 1.49	(38.54) to (38.15)
2001	1,171,554	3.99 to 4.03	4,677,869	(1.45)	1.18 to 1.49	(34.09) to (33.88)

MML Small Cap Equity Sub-Account
2005	2,808,091	13.33 to 14.37	42,504,876	4.80	1.18 to 2.00	(1.83) to (1.37)
2004	3,275,263	13.52 to 16.07	50,460,749	2.07	1.18 to 2.00	14.45 to 14.99
2003	3,551,559	11.75 to 14.00	47,813,988	0.19	1.18 to 1.65	24.38 to 29.75
2002	3,685,441	9.06 to 10.82	38,391,797	(1.17)	1.18 to 1.49	(13.14) to (12.87)
2001	3,057,029	10.40 to 12.44	36,782,622	(0.83)	1.18 to 1.49	1.82 to 2.14

MML Small Cap Growth Equity Sub-Account
2005	2,025,692	9.65 to 14.05	29,205,617	-	1.18 to 2.00	9.75 to 10.27
2004	2,265,170	8.75 to 14.34	30,201,525	-	1.18 to 2.00	11.40 to 11.92
2003	2,567,741	7.82 to 12.84	31,011,969	-	1.18 to 1.65	35.44 to 46.81
2002	2,411,232	5.33 to 8.76	20,109,177	(1.42)	1.18 to 1.49	(27.01) to (26.79)
2001	2,394,504	7.27 to 11.99	27,532,954	(1.03)	1.18 to 1.49	(14.02) to (13.75)

MML Small Company Opportunities Sub-Account
2005	1,227,278	17.55 to 17.79	21,945,760	11.40	1.18 to 2.00	9.14 to 9.66
2004	1,285,880	16.01 to 16.40	21,035,847	7.95	1.18 to 2.00	16.87 to 17.42
2003	1,303,568	13.63 to 13.99	18,218,325	5.89	1.18 to 1.65	35.91 to 40.33
2002	1,058,418	9.96 to 9.97	10,549,061	(1.12)	1.40 to 1.49	(7.79) to (7.70)
2001	249,085	10.80	2,690,425	1.38	1.40 to 1.49	7.98 to 8.05

Oppenheimer Aggressive Growth Sub-Account
2005	10,406,686	5.32 to 9.84	86,583,311	-	1.18 to 2.00	10.49 to 11.01
2004	11,543,297	4.79 to 8.94	88,931,666	-	1.18 to 2.00	17.82 to 18.37
2003	12,397,102	4.05 to 7.57	82,524,420	-	1.18 to 1.65	19.95 to 24.12
2002	12,993,715	3.26 to 6.12	71,558,826	(0.70)	1.18 to 1.49	(28.86) to (28.64)
2001	13,212,441	4.57 to 8.60	108,120,456	14.73	1.18 to 1.49	(32.29) to (32.08)

Oppenheimer Balanced Sub-Account
2005	6,554,324	11.91 to 12.04	79,321,483	1.79	1.18 to 2.00	2.19 to 2.67
2004	7,383,697	11.60 to 11.86	87,267,185	1.04	1.18 to 2.00	8.30 to 8.81
2003	7,714,266	10.66 to 10.92	84,177,912	2.81	1.18 to 1.65	18.03 to 23.49
2002	7,646,542	8.64 to 8.87	67,745,275	3.56	1.18 to 1.49	(11.73) to (11.45)
2001	7,045,410	9.75 to 10.03	70,603,906	6.24	1.18 to 1.49	0.70 to 1.01

Oppenheimer Capital Appreciation Sub-Account
2005	12,741,882	7.77 to 10.99	131,575,236	0.94%	1.18 to 2.00	3.38 to 3.87
2004	14,376,240	7.48 to 10.66	144,673,543	0.32	1.18 to 2.00	5.19 to 5.68
2003	14,688,461	7.08 to 10.12	141,458,181	0.38	1.18 to 1.65	23.01 to 29.41
2002	14,627,304	5.47 to 7.84	110,162,342	(0.82)	1.18 to 1.49	(27.94) to (27.72)
2001	12,831,825	7.57 to 10.88	135,933,397	7.85	1.18 to 1.49	(13.88) to (13.61)

Notes to Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	total Return[3] (Lowest to Highest)

Oppenheimer Core Bond Sub-Account
2005	6,386,332	$15.09	$96,382,629	5.33%	1.55%	1.16%
2004	7,433,651	14.92	110,897,065	4.83	1.55	4.03
2003	9,246,445	14.34	132,602,307	5.74	1.40	5.29
2002	10,273,785	13.62	140,612,808	5.10	1.40	7.56
2001	7,288,456	12.66	92,568,672	4.93	1.40	6.28

Oppenheimer Global Securities Sub-Account
2005	14,863,119	11.76 to 17.39	238,191,851	1.03	1.18 to 2.00	12.44 to 12.97
2004	15,390,671	10.41 to 15.53	220,758,217	1.24	1.18 to 2.00	17.21 to 17.77
2003	14,952,099	8.84 to 13.21	183,931,354	0.74	1.18 to 1.65	40.91 to 41.34
2002	14,294,061	6.25 to 9.37	126,150,797	(0.88)	1.18 to 1.49	(23.29) to (23.05)
2001	11,637,614	8.13 to 12.22	137,502,482	11.47	1.18 to 1.49	(13.35) to (13.08)

Oppenheimer High Income Sub-Account
2005	5,821,219	12.23 to 12.42	71,506,359	6.49	1.18 to 2.00	0.64 to 1.12
2004	6,835,633	12.15 to 12.28	83,219,449	6.34	1.18 to 2.00	7.18 to 7.69
2003	7,218,455	11.31 to 11.40	81,793,659	6.81	1.18 to 1.65	10.59 to 22.50
2002	6,766,358	9.26 to 9.31	62,855,795	8.88	1.18 to 1.49	(3.84) to (3.54)
2001	5,655,448	9.62 to 9.66	54,519,156	6.95	1.18 to 1.49	0.45 to 0.77

Oppenheimer International Growth Sub-Account
2005	3,253,900	8.74 to 12.21	51,774,714	0.90	1.18 to 2.00	12.20 to 12.73
2004	3,624,630	7.76 to 16.74	52,056,541	1.51	1.18 to 2.00	15.93 to 16.47
2003	3,863,740	6.66 to 14.40	48,522,515	1.46	1.18 to 1.65	47.91 to 51.75
2002	3,921,779	4.49 to 9.73	33,824,112	(0.65)	1.18 to 1.49	(29.56) to (29.35)
2001	4,000,773	6.35 to 13.80	49,973,588	17.61	1.18 to 1.49	(25.44) to (25.21)

Oppenheimer Main Street Sub-Account
2005	13,176,897	8.74 to 9.91	127,122,018	1.40	1.18 to 2.00	4.25 to 4.74
2004	15,869,132	8.34 to 9.54	146,800,000	0.86	1.18 to 2.00	7.67 to 8.18
2003	17,697,625	7.71 to 8.84	151,962,672	0.96	1.18 to 1.65	20.88 to 25.23
2002	18,811,388	6.16 to 7.08	129,551,606	(0.67)	1.18 to 1.49	(20.00) to (19.75)
2001	19,162,969	7.67 to 8.85	165,423,611	(0.92)	1.18 to 1.49	(11.50) to (11.22)

Oppenheimer Money Sub-Account
2005	5,471,490	10.59 to 10.76	63,556,936	2.80	1.18 to 2.00	1.18 to 1.66
2004	6,327,459	10.42 to 12.25	73,183,476	0.96	1.18 to 2.00	(0.67) to (0.20)
2003	8,684,489	10.44 to 12.31	101,053,653	0.81	1.18 to 1.65	(0.70) to (0.39)
2002	15,756,300	10.48 to 12.38	183,685,696	0.03	1.18 to 1.49	(0.03) to 0.28
2001	16,117,182	10.45 to 12.37	185,343,254	1.98	1.18 to 1.49	2.31 to 2.63

Oppenheimer Strategic Bond Sub-Account
2005	8,344,030	13.90 to 14.19	119,224,550	4.59	1.18 to 2.00	0.99 to 1.47
2004	8,927,150	13.70 to 14.23	126,082,501	5.10	1.18 to 2.00	6.90 to 7.40
2003	9,310,570	12.76 to 13.28	122,818,769	6.20	1.18 to 1.65	8.58 to 16.69
2002	8,975,455	10.93 to 11.40	102,035,176	5.65	1.18 to 1.49	5.85 to 6.18
2001	6,716,427	10.30 to 10.76	72,131,629	4.04	1.18 to 1.49	3.29 to 3.61

Panorama Growth Sub-Account
2005	2,579,467	8.69 to 8.84	30,506,408	1.62	1.18 to 2.00	4.68 to 5.17
2004	3,197,122	8.26 to 12.15	36,260,750	1.10	1.18 to 2.00	7.41 to 7.92
2003	3,676,226	7.66 to 11.28	39,057,464	1.14	1.18 to 1.65	21.19 to 25.32
2002	3,989,958	6.11 to 9.02	34,157,302	(0.42)	1.18 to 1.49	(20.17) to (19.92)
2001	4,194,223	7.63 to 11.29	45,533,487	(0.22)	1.18 to 1.49	(11.94) to (11.66)

Notes to Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	total Return[3] (Lowest to Highest)

Panorama Total Return Sub-Account
2005	3,215,720	$9.65 to $10.25	$41,234,301	2.61%	1.18% to 2.00%	3.07% to 3.55%
2004	4,125,310	9.32 to 12.92	50,955,950	2.20	1.18 to 2.00	7.67 to 8.18
2003	4,964,679	8.61 to 11.97	56,721,180	3.27	1.18 to 1.65	15.54 to 19.68
2002	5,579,115	7.20 to 10.03	53,618,849	2.06	1.18 to 1.49	(15.71) to (15.45)
2001	6,002,487	8.51 to 11.89	69,512,417	3.05	1.18 to 1.49	(8.33) to (8.04)

Scudder VIT EAFE® Equity Index Sub-Account
2005	-	-	-	2.49	1.18 to 2.00	0.30 to 0.57
2004	944,135	7.71 to 8.17	7,360,310	2.36	1.18 to 2.00	17.12 to 17.67
2003	912,951	6.58 to 6.94	6,049,546	6.22	1.18 to 1.65	31.38 to 31.82
2002	693,789	5.01 to 5.27	3,500,314	(0.02)	1.18 to 1.49	(22.76) to (22.52)
2001	603,147	6.49 to 6.80	3,926,618	(1.43)	1.18 to 1.49	(25.81) to (25.58)

Scudder VIT Small Cap Index Sub-Account
2005	1,691,138	12.86 to 15.17	25,051,681	0.66	1.18 to 2.00	2.56 to 3.04
2004	1,917,065	12.48 to 14.83	27,727,126	0.44	1.18 to 2.00	15.83 to 16.38
2003	1,854,537	10.73 to 12.78	23,172,629	0.91	1.18 to 1.65	18.54 to 44.71
2002	1,734,211	7.41 to 8.86	15,057,545	(0.67)	1.18 to 1.49	(21.76) to (21.52)
2001	1,471,790	9.44 to 11.32	16,408,748	4.65	1.18 to 1.49	0.55 to 0.86

T. Rowe Price Blue Chip Growth Sub-Account
2005	782,945	13.31 to 13.48	10,492,359	0.11	1.18 to 2.00	4.21 to 4.70
2004	749,702	12.77 to 12.87	9,614,145	0.70	1.18 to 2.00	6.91 to 7.41
2003	371,953	11.95 to 11.99	4,451,319	0.24	1.18 to 1.65	19.49 to 19.86

T. Rowe Price Equity Income Sub-Account
2005	2,522,413	14.05 to 14.22	35,670,098	1.62	1.18 to 2.00	2.23 to 2.71
2004	1,987,523	13.74 to 13.85	27,418,406	1.84	1.18 to 2.00	13.04 to 13.57
2003	723,677	12.16 to 12.20	8,811,075	1.62	1.18 to 1.65	21.57 to 21.95

T. Rowe Price Mid-Cap Growth Sub-Account
2005	9,626,897	13.39 to 17.27	194,636,747	-	1.18 to 2.00	12.86 to 13.39
2004	10,676,609	11.81 to 20.42	192,362,459	-	1.18 to 2.00	16.41 to 16.95
2003	11,202,261	10.09 to 17.50	174,075,259	-	1.18 to 1.65	29.23 to 36.77
2002	10,951,412	7.38 to 12.82	126,184,678	(1.41)	1.18 to 1.49	(22.42) to (22.17)
2001	10,127,967	9.48 to 16.51	153,062,716	(1.46)	1.18 to 1.49	(2.40) to (2.09)

Templeton Foreign Securities Sub-Account
2005	3,423,240	10.69 to 11.86	39,780,108	1.17	1.18 to 2.00	8.37 to 8.88
2004	3,373,423	9.82 to 10.97	36,207,576	1.06	1.18 to 2.00	16.59 to 17.14
2003	3,227,172	8.38 to 9.40	29,696,821	1.67	1.18 to 1.65	30.26 to 31.04
2002	2,743,253	6.42 to 7.21	19,457,252	0.21	1.18 to 1.49	(19.77) to (19.52)
2001	1,952,403	7.97 to 8.99	17,253,432	22.81	1.18 to 1.49	(17.25) to (16.99)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]	The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	1.03% - 1.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are assessed through a reduction in unit values.

A. ResetDeath Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. RatchetDeath Benefit	0.00% - 0.25% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary. The net effect of the credit is a mortality and expense risk charge of 1.10%.

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2005 and 2004, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying financial statements of C.M. Life Insurance Company for the year ended December 31, 2003 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended. In our opinion, the Company’s financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of statutory accounting practices as described in Note 2.

/s/ KPMG LLP

February 24, 2006

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2005	2004
	(In Millions)
Assets:

Bonds	$3,699	$3,435
Common stock – subsidiary	218	223
Mortgage loans	965	855
Policy loans	134	125
Other investments	239	160
Cash, cash equivalents and short-term investments	253	393

Total invested assets	5,508	5,191

Accrued investment income	49	49
Deferred income taxes	22	17
Other assets	18	22

Total assets excluding separate accounts	5,597	5,279

Separate account assets	3,570	3,713

Total assets	$9,167	$8,992

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2005	2004
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,999	$4,701
Deposit fund balances	28	23
Policyholders’ claims and other benefits	11	6
Transfers due from separate accounts	(56)	(72)
Payable to parent	28	39
Federal income taxes	42	44
Asset valuation reserves	49	41
Other liabilities	62	100

Total liabilities excluding separate accounts	5,163	4,882

Separate account liabilities	3,570	3,713

Total liabilities	8,733	8,595

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	390	390
Surplus	41	4

Total shareholder’s equity	434	397

Total liabilities and shareholder’s equity	$9,167	$8,992

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2005	2004	2003
		(In Millions)
Revenue:

Premium income	$782	$1,707	$1,381
Net investment income	338	266	211
Fees and other income	80	152	170

Total revenue	1,200	2,125	1,762

Benefits and expenses:

Policyholders’ benefits and payments	905	725	610
(Decrease) increase in policyholders’ reserves and funds	(6)	1,056	791
Operating expenses	85	130	118
Commissions	73	127	115
State taxes, licenses and fees	13	18	18

Total benefits and expenses	1,070	2,056	1,652

Net gain from operations before federal income taxes	130	69	110

Federal income tax expense	35	45	37

Net gain from operations	95	24	73

Net realized capital (losses) gains	(2)	1	(3)

Net income	$93	$25	$70

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2005	2004	2003
		(In Millions)
Shareholder’s equity, beginning of year	$397	$386	$340

Increase (decrease) due to:
Net income	93	25	70
Change in net unrealized capital (losses) gains	(26)	5	2
Change in asset valuation reserves	(8)	(16)	(10)
Change in non-admitted assets	(40)	(47)	(26)
Change in net deferred income taxes	16	43	10
Other	2	1	—

Net increase	37	11	46

Shareholder’s equity, end of year	$434	$397	$386

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004	2003
		(In Millions)
Cash flows from operations:
Premium and other income collected	$862	$1,811	$1,604
Net investment income	336	263	201
Benefit payments	(893)	(736)	(616)
Net transfers from separate accounts	320	122	43
Federal income taxes paid	(26)	(28)	(52)
Commissions and other expenses paid	(186)	(264)	(254)

Net cash from operations	413	1,168	926

Cash flows from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	1,473	657	545
Mortgage loans	265	153	104
Other	23	40	27

	1,761	850	676

Cost of investments acquired:
Bonds	(1,756)	(1,965)	(1,161)
Mortgage loans	(375)	(431)	(262)
Other	(152)	(97)	(78)

	(2,283)	(2,493)	(1,501)
Net (increase) decrease in policy loans	(9)	—	8

Net cash from investments	(531)	(1,643)	(817)

Cash flows from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	5	(11)	14
Other cash (applied) provided	(27)	10	23

Net cash from financing and other sources	(22)	(1)	37

Net change in cash, cash equivalents and short-term investments	(140)	(476)	146
Cash, cash equivalents and short-term investments, beginning of year	393	869	723

Cash, cash equivalents and short-term investments, end of year	$253	$393	$869

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. The accompanying statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to shareholder’s equity, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against shareholder’s equity, whereas GAAP records these assets net of any valuation allowance; (h) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas GAAP would report these recoverables as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as credit-related declines

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses as other comprehensive income; and (m) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit fund balances, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, and other-than-temporary impairments. Future events, including but not limited to changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2004 and 2003 balances have been reclassified to conform to the current year presentation.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

Asset-backed and mortgage-backed bonds and structured securities are valued at amortized cost using the interest method with estimates of future prepayments at the date of purchase obtained from independent sources; changes in prepayment speeds and estimated cash flows are updated quarterly and primarily accounted for using the prospective yield adjustment method. Prior to 2005, the retrospective yield adjustment method was used. The cumulative effect of this change in method as of January 1, 2005

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

was immaterial. Certain high quality asset-backed, mortgage-backed and structured securities are still accounted for using the retrospective yield adjustment method. The cost basis of asset–backed and mortgage-backed bonds and structured securities is adjusted for impairments in value deemed to be other-than-temporary, with the associated realized loss reported in net income.

The carrying values of bonds, and mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) its ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) its near term intent to sell; (b) its contractual and regulatory obligations; and (c) the investments’ forecasted recovery in value. The Company conducts a quarterly management review that includes all bonds in default or not-in-good standing as well as securities valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other than temporary impairments. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

c.	Common stock - subsidiary

The Company accounts for the value of its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly-owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when received.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital gains and losses in shareholder’s equity.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The majority of the policy loans are variable rate loans adjusted annually. The carrying value for policy loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Other investments

Other investments consist of investments in partnerships and LLCs, derivative financial instruments, unaffiliated common stocks, preferred stocks, common stocks of affiliates, and real estate held for the production of income.

Partnerships and LLCs are accounted for using the equity method with the change in unrealized capital gains and losses recorded in shareholder’s equity. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings adequate to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions, not deemed to be a return of capital, are recorded in net investment income when received.

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, options, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in shareholder’s equity. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stocks are valued at fair value with unrealized capital gains and losses recorded in shareholder’s equity. Common stock transactions are recorded on a trade date basis.

The fair value of unaffiliated common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of unaffiliated common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

Generally, preferred stocks in good standing are valued at amortized cost.

Common stock of affiliates is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in shareholder’s equity.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, less encumbrances. Depreciated cost is adjusted

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The estimated fair values for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

h.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

i.	Non-admitted assets

Assets designated as non-admitted by the NAIC include prepaid agent commissions, other prepaid expenses, advances and receivables, a portion of the deferred tax asset, and interest maintenance reserve in a net asset position. Such amounts are excluded from the Statutory Statements of Financial Position with an offsetting adjustment to shareholder’s equity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect three categories of risk assumption: pass-through separate accounts, for which the policyholder assumes the investment risk; separate accounts for which the Company contractually guarantees a minimum death benefit to the policyholder; and separate accounts containing interest guarantee provisions. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

k.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Term life products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve methods applied to standard policies are used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company had $5,526 million and $5,441 million of insurance in force at December 31, 2005 and 2004, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division and the Department.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death benefits. The liabilities for guaranteed minimum death benefits (“GMDB”) are included in policyholders’ reserves and the related changes in the liabilities are included in policyholders’ benefits.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value. For a life contract, a decrease in interest credited to the policyholder causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with Actuarial Guideline 34 and 37, respectively.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

l.	Deposit fund balances

Reserves for investment-type contracts such as supplementary contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

m.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

n.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in shareholder’s equity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Other liabilities

Other liabilities primarily include collateral held on derivative contracts, derivatives payable, insurance and investment amounts in suspense, payables for securities purchased, amounts payable on reinsurance contracts, and due and accrued expenses.

p.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

q.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

r.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 02-07, Definition of Phrase ‘Other Than Temporary,’ with an

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

effective date of December 2005. INT 02-07 provides clarifying language for the recognition of interest related impairments. Adoption of this guidance did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” SSAP No. 33 “Securitization,” and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities,” and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 did not have a material impact on the Company’s statutory financial condition or results of operations.

b.	Future adoption of accounting standards

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006, and with early adoption permitted. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” The Company does not expect the adoption of this statement to have a material impact on its statutory financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
		(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$261	$4	$1	$264
Debt securities issued by foreign governments	1	—	—	1
Asset-backed securities	251	2	1	252
Mortgage-backed securities	1,180	7	15	1,172
State and local governments	5	—	—	5
Corporate debt securities	1,792	39	20	1,811
Utilities	189	5	2	192
Affiliates	20	—	—	20

	$3,699	$57	$39	$3,717

At December 31, 2005, non-guaranteed obligations of agencies and authorities of governments and their political subdivisions included in the categories above were:

	Carrying Value	Fair Value
Mortgage-backed securities	$137	$135
State and local governments	2	2

	$139	$137

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These securities are primarily investments with the Federal Home Loan Mortgage Association, the Government National Mortgage Association, and Federal National Mortgage Association.

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$427	$3	$1	$429
Debt securities issued by foreign governments	1	—	—	1
Asset-backed securities	254	3	1	256
Mortgage-backed securities	828	14	3	839
State and local governments	5	—	—	5
Corporate debt securities	1,721	75	6	1,790
Utilities	181	10	1	190
Affiliates	18	1	—	19

	$3,435	$106	$12	$3,529

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2005		2004
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$2,212	60%	$2,047	60%
2	Baa	1,093	29	1,057	31
3	Ba	178	5	141	4
4	B	133	3	151	4
5	Caa and lower	60	2	23	1
6	In or near default	23	1	16	—

	Total	$3,699	100%	$3,435	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds at December 31, 2005 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$57	$57
Due after one year through five years	715	723
Due after five years through 10 years	1,111	1,123
Due after 10 years	378	383

	2,261	2,286
Asset and mortgage-backed securities	1,438	1,431

	$3,699	$3,717

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Proceeds from sales	$850	$174	$246
Gross realized capital gains	7	5	6
Gross realized capital losses	19	5	9

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2005, 2004 and 2003 were $5 million, $4 million and $5 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2005 and 2004 the Company had $7 million and $1 million, respectively, of these unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds and foreign currency fluctuations recorded as changes in net unrealized capital gains and changes in net unrealized foreign exchange capital gains, respectively, on the Statutory Statements of Changes in Shareholder’s Equity.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$107	$1	6	$3	$—	2
Debt securities issued by foreign governments	1	—	1	—	—	—
Asset-backed securities	45	1	31	23	—	15
Mortgage-backed securities	540	8	112	187	7	62
State and local governments	3	—	2	—	—	—
Corporate debt securities	695	19	361	206	8	117
Utilities	80	1	49	21	1	16
Affiliates	4	—	2	3	—	1

	$1,475	$30	564	$443	$16	213

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$128	$1	4	$3	$—	2
Debt securities issued by foreign governments	—	—	2	—	—	—
Asset-backed securities	72	—	35	12	1	12
Mortgage-backed securities	273	2	54	40	1	12
State and local governments	—	—	—	2	—	1
Corporate debt securities	333	6	176	46	2	40
Utilities	21	—	14	10	—	12
Affiliates	4	—	2	5	—	2

	$831	$9	287	$118	$4	81

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses at December 31, 2005 were caused by interest rate increases and for mortgage-backed and corporate debt securities were partially offset by the underlying quality improvement related to strengthening economic conditions. For U.S. Treasury

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

securities and obligations of U.S. government, corporations and agencies, the contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. For mortgage-backed securities which were greater than 12 months duration, of the $7 million in unrealized losses less than $1 million were below an investment grade rating. The contractual cash flows of the majority of these securities are guaranteed by Federal National Mortgage Association. It is expected that the securities would not be settled at a price less than the amortized cost of the investment. For corporate debt securities which were greater than 12 months duration, of the $8 million in unrealized losses all except $2 million carried an investment grade rating. Based upon the Company’s impairment review process, the decline in the value of these investments is not considered to be other-than-temporary.

The Company is not exposed to any significant concentrations of credit risk from a non-governmental issuer.

b.	Common stock - subsidiary

MML Bay State is a wholly-owned stock life insurance subsidiary of the Company and primarily writes variable universal life and bank-owned life insurance business.

During 2005, 2004 and 2003, the Company received dividends from MML Bay State of $47 million, $34 million and $19 million, respectively. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these restrictions, $44 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2006 without prior regulatory approval.

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2005	2004	2003
	(In Millions)
Total revenue	$167	$170	$184
Net income	44	47	35
Assets	4,377	4,307	4,112
Liabilities	4,159	4,085	3,904

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $965 million and $855 million at December 31, 2005 and 2004, respectively. There was no valuation allowance at December 31, 2005. At December 31, 2004, the valuation allowance was less than $1 million. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. There were no taxes, assessments and amounts advanced not included in the mortgage loans at December 31, 2005, and less than $1 million at December 31, 2004.

At December 31, 2005, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2006	$38
2007	35
2008	74
2009	78
2010	111
Thereafter	354

Commercial mortgage loans	690
Residential mortgage loan pools	275

Total mortgage loans	$965

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 3.9% to 9.0% and from 2.9% to 9.6% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on commercial loans was 5.8% and 5.6% at December 31, 2005 and 2004, respectively. The lending rates on the mezzanine loan portfolio ranged from 7.0% to 20.0% and from 8.8% to 18.6% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on mezzanine commercial loans was 12.2% at December 31, 2005 and 2004. During 2005, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 4.7% to 7.5%, and mezzanine loan lending rates ranged from 7.0% to 20.0%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% at December 31, 2005 and 2004. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% at December 31, 2005 and 2004.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$2	$—	$—
Gross realized capital losses	1	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no other-than-temporary impairments of mortgage loans for the years ended December 31, 2005, 2004 and 2003.

At December 31, 2005 and 2004, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2005 and 2004.

There were no impaired loans for the year ended December 31, 2005. The average recorded investment in impaired mortgage loans was $2 million for the year ended December 31, 2004. There was no interest income on impaired loans for the year ended December 31, 2005 and it was less than $1 million for the year ended December 31, 2004.

There were no mortgage loans with interest that was 180 days past due at December 31, 2005 or 2004.

The geographic distribution of the mortgage loans was as follows:

	December 31,
	2005	2004
	(In Millions)
California	$172	$136
Texas	43	47
New York	36	35
Washington	36	20
Arizona	35	19
Virginia	33	34
All other states and countries	335	284

Commercial mortgage loans	690	575
Residential mortgage loan pools	275	280

Total mortgage loans	$965	$855

Geographic concentration is considered prior to the purchase of residential mortgage loan pools and there are no material concentration risks relative to shareholder’s equity with these pools.

d.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, unaffiliated common stocks, preferred stocks, common stock of affiliates and real estate held for the production of income.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2005	2004
	(In Millions)
Partnerships and LLCs	$116	$56
Derivative financial instruments	51	45
Unaffiliated common stocks	45	34
Preferred stocks	10	11
Common stock of affiliates	8	8
Real estate held for the production of income	9	6

Total other investments	$239	$160

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$2	$—	$—
Gross realized capital losses	1	—	—

Other-than-temporary impairments relating to investments in partnerships and LLCs for the year ended December 31, 2005 were $1 million. Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004 and 2003 were less than $1 million and were included in realized capital losses.

The cost and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2005	2004
	(In Millions)
Cost	$40	$29
Gross unrealized gains	9	8
Gross unrealized losses	(4)	(3)

Carrying value	$45	$34

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of unaffiliated common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004
	(In Millions)
Gross realized capital gains	$4	$3
Gross realized capital losses	1	—

Other-than-temporary impairments on unaffiliated common stocks were less than $1 million during the years ended December 31, 2005 and 2004, and were included in realized capital losses.

The investments in unaffiliated common stocks included holdings in 43 issuers in an unrealized loss position with a fair value of $7 million including unrealized losses of $4 million, of which $2 million were greater than 12 months duration. In 2004, investments in unaffiliated common stocks included holdings in 30 issuers with a fair value of $2 million including unrealized losses of $3 million, of which $1 million were greater than 12 months duration. Based upon the Company’s impairment review process, the decline in value of these securities is not considered to be other-than-temporary.

At December 31, 2005 and 2004, the Company had a carrying value of $22 million and $13 million, respectively, of unaffiliated common stocks in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issuer.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$206	$149	$111
Common stock – subsidiary	47	34	19
Mortgage loans	59	41	31
Policy loans	8	8	9
Derivative financial instruments	17	25	27
Cash, cash equivalents and short-term investments	7	12	9
Other investments	14	6	4

Gross investment income	358	275	210
Amortization of IMR	(5)	—	6
Less investment expenses	(15)	(9)	(5)

Net investment income	$338	$266	$211

f.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$(12)	$—	$(3)
Mortgage loans	1	—	—
Derivative financial instruments	(31)	(8)	(11)
Other investments	5	3	1
Federal and state taxes	12	1	4

Net realized capital (losses) before deferral to IMR	(25)	(4)	(9)

Net losses deferred to IMR	36	7	9
Less taxes	(13)	(2)	(3)

Net after tax losses deferred to IMR	23	5	6

Net realized capital (losses) gains	$(2)	$1	$(3)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net realized gains and losses on derivative financial instruments by type are as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Interest rate swaps	$(14)	$(1)	$(18)
Currency swaps	(1)	—	—
Options	(15)	(11)	(3)
Forward commitments	(1)	8	13
Financial futures	—	(4)	(3)

Total	$(31)	$(8)	$(11)

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset, equity and credit default swaps, options and forward commitments. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks.

Credit default swaps allow for transferring the credit exposure of fixed income products between parties. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. The Company may use credit default swaps to reduce exposure to a particular issuer, or add exposure to an issuer.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilizes forward commitments to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2005 and 2004, the Company held collateral of $13 million and $9 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $40 million and $36 million at December 31, 2005 and 2004, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$19	$795	$11	$539
Currency swaps	2	32	3	56
Credit default swaps	—	36	—	—
Options	29	877	—	50
Forward commitments	1	126	—	12

Total	$51	$1,866	$14	$657

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$37	$1,277	$2	$146
Currency swaps	(1)	3	5	14
Credit default swaps	—	5	—	—
Options	10	1,410	—	—
Forward commitments	(1)	65	—	40

Total	$45	$2,760	$7	$200

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2005	2004
	(In Millions)
Open interest rate swaps in a fixed receive position	$1,100	$1,084
Open interest rate swaps in a fixed pay position	234	264
Other interest related swaps	—	75

Total interest rate swaps	$1,334	$1,423

6.	Fair value of financial instruments

The fair value disclosures below may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2005		2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,699	$3,717	$3,435	$3,529
Common stocks - unaffiliated	45	45	34	34
Preferred stocks	10	10	11	11
Mortgage loans	965	971	855	871
Policy loans	134	134	125	125
Derivative financial instruments	51	51	45	45
Cash, cash equivalents and short-term investments	253	253	393	393

Financial liabilities:
Derivative financial instruments	14	14	7	7
Investment-type insurance contracts	3,546	3,673	3,322	3,444

As of December 31, 2005, external vendors and broker quotations were the pricing sources for 74% of bond securities and internal models were the pricing sources for 26% of bond securities.

7.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $100 million, $113 million and $121 million in 2005, 2004 and 2003, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $88 million, $118 million and $117 million in 2005, 2004 and 2003, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions payable of less than $1 million as of December 31, 2005 and 2004 and paid commissions of $1 million, $5 million and $9 million to its parent for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $19 million, $20 million and $22 million was ceded to MassMutual in 2005, 2004 and 2003, respectively. Fees and other income included $6 million, $6 million and $7 million of expense allowances from MassMutual in 2005, 2004 and 2003, respectively. In addition, a modified coinsurance adjustment of $34 million, $28 million and $24 million was ceded to MassMutual in 2005, 2004 and 2003, respectively. Policyholders’ benefits of $39 million, $35 million and $42 million were ceded to MassMutual in 2005, 2004 and 2003, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $46 million in 2005, $51 million in 2004, and $54 million in 2003 and was not exceeded in any of the years. Premium income of $1 million was ceded to MassMutual under this stop-loss agreement in 2005, 2004 and 2003.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment for future benefits on the ceded policies. In 2004, the Company discontinued its coinsurance agreements with MassMutual for new business related to two universal life products. These products are being replaced and are only being offered by the Company in a few states. Premium income of $86 million, $138 million and $208 million was ceded to MassMutual in 2005, 2004 and 2003, respectively. Fees and other income included $19 million, $78 million and $95 million of expense allowances from MassMutual in 2005, 2004 and 2003, respectively. In addition, experience refunds of $2 million, $10 million and $9 million were paid to the Company from MassMutual in 2005, 2004 and 2003, respectively. Policyholders’ benefits of $29 million, $51 million and $13 million were ceded to MassMutual in 2005, 2004 and 2003, respectively.

8.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2005, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $203 million assuming no return of other assets from the reinsurer to the Company upon termination of these agreements.

Premium ceded to unaffiliated insurers were $62 million, $57 million and $52 million and reinsurance recoveries were $65 million, $54 million and $58 million for the years ended December 31, 2005, 2004 and 2003, respectively. Amounts recoverable from reinsurers were $28 million and $17 million as of December 31, 2005 and 2004, respectively. At December 31, 2005, one reinsurer accounted for 21% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance.

Reserves ceded to unaffiliated insurers, primarily associated with life policies for mortality and other related risks, were $237 million and $206 million as of December 31, 2005 and 2004, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product ($ in millions):

	December 31,
	2005		2004
	Amount	Interest Rates	Amount	Interest Rates
Individual annuities	$3,517	4.5% - 9.0%	$3,298	4.8% - 9.0%
Individual universal and variable life	1,389	2.5% - 4.5%	1,304	2.5% - 4.5%
Group life	65	2.5% - 4.0%	64	2.5% - 4.0%
Individual life	28	2.5% - 4.5%	35	2.5% - 4.5%

Total	$4,999		$4,701

b.	Deposit fund balances

Supplementary contracts of $28 million and $23 million as of December 31, 2005 and 2004, respectively, were included in deposit fund balances. Interest rates on supplementary contracts were 3.0% at December 31, 2005 and 2004.

c.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death benefits on annuity and variable universal life contracts:

	Annuity GMDB	Life GMDB	Total
	(In Millions)
December 31, 2005	$4	$3	$7
December 31, 2004	5	4	9

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death benefits classified as policyholders’ reserves and separate accounts. Net amount at risk is defined as the seriatim total of the minimum guarantee less the account value, but not less than zero.

	December 31, 2005			December 31, 2004
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$3,708	$150	61	$3,966	$218	61

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account balances of annuity contracts with GMDB guarantees invested in separate accounts were $3,106 million and $3,288 million at December 31, 2005 and 2004, respectively. In addition to the amount invested in separate account investment options, $602 million and $678 million of account balances of annuity contracts with GMDB guarantees were invested in general account investment options at December 31, 2005 and 2004, respectively.

The Company sells universal life and variable universal life type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2005 and 2004, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $253 million and $192 million, respectively.

The determination of the GMDB claim reserves is based on Actuarial Guideline 34 and 37. GMDB benefits will be paid on death, which we generally expect between ages 60 and 90.

10.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of shareholder’s equity. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and shareholder’s equity are as follows:

	December 31,
	2005	2004
	(In Millions)
Total deferred tax assets	$188	$165
Total deferred tax liabilities	(17)	(21)

Net deferred tax asset	171	144
Deferred tax assets non-admitted	(149)	(127)

Net admitted deferred tax asset	$22	$17

Increase in non-admitted asset	$(22)	$(42)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for incurred tax expense (benefit) on earnings is as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Federal income tax expense	$35	$45	$37
Federal income tax benefit on net capital losses	(12)	(1)	(4)

	$23	$44	$33

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2005	2004	Change
	(In Millions)
Deferred tax assets:
Policy acquisition costs	$72	$72	$—
Reserve items	68	59	9
Investment items	10	21	(11)
Unrealized investment losses	9	3	6
Non-admitted assets	2	2	—
Other	27	8	19

Total deferred tax assets	188	165	23
Non-admitted deferred tax assets	(149)	(127)	(22)

Admitted deferred tax assets	39	38	1

Deferred tax liabilities:
Unrealized investment gains	11	16	(5)
Deferred and uncollected premium	3	2	1
Reserve items	2	2	—
Other	1	1	—

Total deferred tax liabilities	17	21	(4)

Net admitted deferred tax assets	$22	$17	$5

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following:

	Years Ended December 31,
	2005	2004
	(In Millions)
Change in deferred tax assets	$23	$41
Change in deferred tax liabilities	4	6

Increase in deferred tax asset	27	47
Tax effect of unrealized gains	(5)	(3)
Tax effect of unrealized losses	(6)	(1)

Increase in net deferred income taxes	$16	$43

As of December 31, 2005, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The provision for federal and foreign income tax expense is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2005		2004		2003
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$32	35%	$23	35%	$34	35%
Investment items	(28)	(31)	(19)	(29)	(10)	(10)
Other	3	3	(3)	(4)	(1)	(1)

Total	$7	7%	$1	2%	$23	24%

Federal income tax expense	$23		$44		$33
Change in net deferred income taxes	(16)		(43)		(10)

Total statutory income taxes	$7		$1		$23

During the years ended December 31, 2005, 2004 and 2003, the Company paid federal income taxes in the amounts of $26 million, $27 million and $52 million, respectively. As of December 31, 2005, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $17 million in 2005, $31 million in 2004 and $34 million in 2003.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S taxpayer. This provision did not materially impact the Company’s financial position or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company plans to file its 2005 federal income tax return on a consolidated basis with its parent, MassMutual, and certain MassMutual affiliates. MassMutual and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement that allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The United States Internal Revenue Service (“IRS”) has completed its examination of the Company’s income tax returns through 2001 and is currently examining 2002 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

11.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. The Company is required to obtain prior approval for dividend payments in 2006.

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2005 and 2004 or for the three years ended December 31, 2005.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, the Company and its parent are engaged in litigation related to the termination of their former Chief Executive Officer in June 2005. Further, the Company and its parent, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2005, the Company received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of $43 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses. As of December 31, 2005, the Company has paid $9 million of the original estimated liability of $43 million, resulting in a remaining estimated liability of approximately $34 million.

d.	Regulatory inquiries

The Company and its parent are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of business. The Company has cooperated fully with these regulatory agencies with regard to their investigations and has responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, the Company and its parent have been contacted by various regulatory agencies and state attorneys general

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2005, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $13 million, $135 million and $128 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2005 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$81	1%
At book value less current surrender charge of 5% or more	1,071	16
At fair value	3,079	47

Subtotal	4,231	64
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,389	36
Not subject to discretionary withdrawal	4	—

Total	$6,624	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2005:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,517
Deposit fund balances	28

Subtotal	3,545
Separate Account Annual Statement:
Annuities	3,079

Total	$6,624

b.	Separate accounts

Information regarding the separate accounts of the Company as of and for the period ended December 31, 2005 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$157

Reserves:
For accounts with assets at:
Fair value	$3,080
Amortized cost	434

Total reserves	3,514
Other liabilities	56

Total	$3,570

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$389
At fair value	3,080
At book value without fair value adjustment and with current surrender charge less than 5%	45

Subtotal	3,514
Other liabilities	56

Total	$3,570

For the year ended December 31, 2005, transfers to separate accounts were $157 million and transfers from separate accounts were $460 million. The net transfers from separate accounts of $303 million were included in the Statutory Statements of Income.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 Statutory Statement of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $96 million, $132 million and $3 million for the years ended December 31, 2005, 2004 and 2003, respectively; (2) the conversion of bonds to stocks of $4 million and less than $1 million for the years ended December 31, 2004 and 2003, respectively; and (3) the conversion of stocks to stocks of $3 million for the year ended December 31, 2005.

15.	Subsidiary and affiliated companies

The relationship of the Company, its subsidiary and affiliated companies as of December 31, 2005 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Baring Asset Management Holdings, Inc.

MassMutual Baring Holding, LLC

Golden Retirement Resources Inc.

MassMutual Holdings (Bermuda) Ltd.

MML Financial, LLC

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

Part C

Other Information

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2005

Statements of Operations and Changes in Net Assets for the years ended December 31, 2005 and 2004

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2005 and 2004

Statutory Statements of Income for the years ended December 31, 2005, 2004, and 2003

Statutory Statements of Changes in Shareholder’s equity for the years ended December 31, 2005, 2004, and 2003

Statutory Statements of Cash Flows for the years ended December 31, 2005, 2004, and 2003

Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(8)

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.(1)

(ii) Broker/Dealer Agreement.(1)

(iii) Form of Producer’s Agreement.(1)

(iv) Underwriting and Servicing Agreement.(1)

Exhibit 4	Individual Variable Deferred Annuity Contract.(1)

Exhibit 5	Application Form.(1)

Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(2)

(ii) Copy of the Bylaws of the Company.(2)

Exhibit 7	Not Applicable.

Exhibit 8	(a) Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.(14)

(b) Form of Participation Agreement with Panorama Series Fund, Inc.(4)

(c) Form of Participation Agreement with T. Rowe Price Equity Series, Inc.(6)

(d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Fund III.(6)

(e) Form of Participation Agreement with American Century Variable Portfolios, Inc.(7)

(f) Form of Participation Agreement with Deutsche Asset Management VIT Funds.(3)

(g) Form of Participation Agreement with Janus Aspen Series.(3)

(h) Form of Participation Agreement with Franklin Templeton Variable Insurance Products Trust.(3)

(i) Form of Participation Agreement with MFS Variable Insurance Trust.(5)

(j) Form of Participation Agreement with Calvert Variable Series, Inc.(10)

(k) Form of Participation Agreement with ING Variable Products Trust. (14)

(l) Form of Participation Agreement with American Funds Insurance Series.(11)

(m) Form of Participation Agreement with MML Series Investment Fund.(13)

(n) Form of Participation Agreement with MML Series Investment Fund II.(13)

(o) Form of Participation Agreement with AIM Variable Insurance Funds, Inc.(14)

(p) Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.(14)

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP.*

(ii) Powers of Attorney(14)

Stuart H. Reese

Norman A. Smith

Isadore Jermyn

Michael Rollings

Peter Lahaie

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	Not Applicable.

(1)	Incorporated by reference to Registrant’s Form N-4 filed, on August 9, 1995, filed on April 24, 1998.
(2)	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072, filed on April 24, 1998.
(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-80991, filed on September 20, 1999.
(4)	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
(5)	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
(6)	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
(7)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed on Form S-6 on May 26, 1998.
(8)	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed and effective May 1, 1998.
(10)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed on Form N-4 on April 25, 2000.
(11)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 on Form N-6 on March 27, 2003.
(13)	Incorporated by reference to Initial Registration Statement No. 333-130156, filed on December 6, 2005.
(14)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.

*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Howard Gunton, Director 1295 State Street Springfield, MA 01111	Stuart H. Reese, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Isadore Jermyn, Director, Senior Vice President and Actuary 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Roger Crandall, Executive Vice President — Investments 1295 State Street Springfield, MA 01111	Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc. (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

g.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

h.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (10% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	Golden Retirement Resources, Inc. (June 16, 2000), a Delaware corporation that develops insurance-related products.

7.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

8.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

9.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

10.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

11.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

12.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

13.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

14.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

d.	MML Financial Products, LLC (April 14, 2005) is a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily enters into derivatives transactions in the form of credit default swaps.

15.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.)	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

iii.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

i.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

G.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

•	Oppenheimer Bond Fund Series

•	Oppenheimer Integrity Funds

•	Oppenheimer International Large-Cap Core Trust

•	Oppenheimer International Value Trust

•	Oppenheimer Main Street Funds, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust

•	Oppenheimer Principal Protected Trust II

•	Oppenheimer Principal Protected Trust III

•	Oppenheimer Quest for Value Funds

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer Variable Account Funds

•	Rochester Portfolio Series

Item 27.    Number of Contract Owners

As of January 31, 2006, the number of Contract Owners was 36,350.

Item 28.    Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Peter G. Lahaie	President Chief Executive Officer Main OSJ Supervisor Chief Financial Officer Treasurer	1295 State Street Springfield, MA 01111-0001

Thomas A. Monti	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual L.L.C.	1295 State Street Springfield, MA 01111-0001

Ronald E. Thomson	Vice President	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	1295 State Street Springfield, MA 01111-0001

William F. Monroe, Jr.	Vice President	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Anne Melissa Dowling	Large Corporate Markets Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

David W. O’Leary	Hartford OSJ Supervisor Variable Annuity Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Tanguay	Registration Manager	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Donna K. Resutek	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

a.  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c.  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d.  C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Multi-Account A, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 17 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 17 to Registration Statement No. 33-61679 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 21st day of April, 2006.

C.M. MULTI-ACCOUNT A C.M. LIFE INSURANCE COMPANY (Depositor)

By:	/s/ STUART H. REESE*
Stuart H. Reese Chairman, President and Chief Executive Officer C.M. Life Insurance Company

/s/ STEPHEN L. KUHN
*Stephen L. Kuhn

On April 21, 2006, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 17 to Registration Statement No. 33-61679 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ STUART H. REESE*	Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2006
Stuart H. Reese

/S/ MICHAEL T. ROLLINGS*	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2006
Michael T. Rollings

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 24, 2006
Norman A. Smith

HOWARD GUNTON	Director
Howard Gunton

/S/ ISADORE JERMYN*	Director	April 24, 2006
Isadore Jermyn

/S/ STEPHEN L. KUHN
*Stephen L. Kuhn	on April 24, 2006, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 17 to Registration Statement No. 33-61679, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/S/ JAMES M. RODOLAKIS
James M. Rodolakis Second Vice President and Associate General Counsel for MassMutual

EXHIBIT INDEX

Exhibit 9	Opinion of and Consent of Counsel

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP